UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST

(Exact name of registrant as specified in charter)

3300 Highland Avenue

Manhattan Beach, CA 90266

(Address of principal executive offices) (Zip code)

Corporation Service Company 2711 Centerville Road

Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

With a Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2023

Item 1. Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)

Cambria Foreign Shareholder Yield ETF (FYLD)

Cambria Global Value ETF (GVAL)

Cambria Global Momentum ETF (GMOM)

Cambria Global Asset Allocation ETF (GAA)

Cambria Value and Momentum ETF (VAMO)

Cambria Global Tail Risk ETF (FAIL)

Cambria Emerging Shareholder Yield ETF (EYLD)

Cambria Tail Risk ETF (TAIL)

Cambria Trinity ETF (TRTY)

Cambria Cannabis ETF (TOKE)

Cambria Global Real Estate ETF (BLDG)

Annual Report

April 30, 2023

Cambria Investment Management

Table of Contents

Shareholder Letter (Unaudited)	1
Manager’s Discussion and Analysis of Fund Performance (Unaudited)	7
Schedules of Investments
Cambria Shareholder Yield ETF	19
Cambria Foreign Shareholder Yield ETF	21
Cambria Global Value ETF	24
Cambria Global Momentum ETF	28
Cambria Global Asset Allocation ETF	30
Cambria Value and Momentum ETF	33
Cambria Global Tail Risk ETF	36
Cambria Emerging Shareholder Yield ETF	38
Cambria Tail Risk ETF	41
Cambria Trinity ETF	42
Cambria Cannabis ETF	45
Cambria Global Real Estate ETF	47
Statements of Assets and Liabilities	49
Statements of Operations	52
Statements of Changes in Net Assets	55
Financial Highlights	61
Notes to Financial Statements	73
Report of Independent Registered Public Accounting Firm	89
Disclosure of Fund Expenses (Unaudited)	91
Approval of Advisory Agreement & Board Considerations (Unaudited)	93
Liquidity Risk Management Program (Unaudited)	96
Trustees and Officers of the Cambria ETF Trust (Unaudited)	97
Notice to Shareholders (Unaudited)	98
Supplemental Information (Unaudited)	99

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at www.sec.gov.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

SYLD

The Cambria Shareholder Yield ETF (“SYLD”) launched on May 13, 2013. For the three-month period ended April 30, 2023, SYLD posted a loss of 9.65%. For the 12-month period ended April 30, 2023, SYLD posted a loss of 1.59%. For the period since inception through April 30, 2023, SYLD gained 209.53%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	SYLD	S&P 500
Annualized Returns Since Inception	12.01%	11.98%
Cumulative Returns Since Inception	209.53%	208.81%
12 Months Ended 4/30/2023	-1.59%	2.66%
3 Months Ended 4/30/2023	-9.65%	2.72%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -1.59% (1 year), 11.62% (annualized five year), and 12.01% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: -1.67% (1 year), 11.58% (annualized five year), and 12.00% (annualized since inception).

FYLD

The Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. For the three-month period ended April 30, 2023, FYLD posted a loss of 1.79%. For the 12-month period ended April 30, 2023, FYLD posted a gain of 2.72%. For the period since inception through April 30, 2023, FYLD posted a gain of 50.42%.

We believe that the MSCI EAFE Index (MSCI EAFE) serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EAFE for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	FYLD	MSCI EAFE
Annualized Returns Since Inception	4.44%	4.65%
Cumulative Returns Since Inception	50.42%	53.35%
12 Months Ended 4/30/2023	2.72%	9.00%
3 Months Ended 4/30/2023	-1.79%	3.42%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: 2.72% (1 year), 4.14% (annualized five year), and 4.44% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: 3.69% (1 year), 4.22% (annualized five year), and 4.50% (annualized since inception).

GVAL

The Cambria Global Value ETF (“GVAL”) launched on March 11, 2014. For the three-month period ended April 30, 2023, GVAL posted a gain of 0.71%. For the 12-month period ended April 30, 2023, GVAL posted a gain of 6.97%. For the period since inception through April 30, 2023, the Fund posted a gain of 9.72%.

Annual Report | April 30, 2023	1

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

We believe that the MSCI ACWI Index (MSCI ACWI) serves as a suitable benchmark for GVAL. The table below shows the performance of the Fund (NAV) vs. MSCI ACWI for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	GVAL	MSCI ACWI
Annualized Returns Since Inception	1.02%	7.85%
Cumulative Returns Since Inception	9.72%	99.39%
12 Months Ended 4/30/2023	6.97%	2.59%
3 Months Ended 4/30/2023	0.71%	1.72%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: 6.97% (1 year), -0.80% (annualized five year), and 1.02% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: 7.40% (1 year), -0.86% (annualized five year), and 0.98% (annualized since inception).

GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014. For the three-month period ended April 30, 2023, GMOM posted a loss of 3.52%. For the 12-month period ended April 30, 2023, GMOM posted a loss of 8.81%. For the period since inception through April 30, 2023, GMOM posted a gain of 35.49%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	GMOM	SPBXMI
Annualized Returns Since Inception	3.64%	6.22%
Cumulative Returns Since Inception	35.49%	66.92%
12 Months Ended 4/30/2023	-8.81%	1.03%
3 Months Ended 4/30/2023	-3.52%	1.97%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -8.81% (1 year), 2.94% (annualized five year), and 3.64% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: -8.94% (1 year), 2.86% (annualized five year), and 3.61% (annualized since inception).

GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014. For the three-month period ended April 30, 2023, GAA posted a loss of 2.40%. For the 12-month period ended April 30, 2023, GAA posted a loss of 1.58%. For the period since inception through April 30, 2023, GAA posted a gain of 43.94%.

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	GAA	SPBXMI
Annualized Returns Since Inception	4.44%	6.07%
Cumulative Returns Since Inception	43.94%	63.98%
12 Months Ended 4/30/2023	-1.58%	1.03%
3 Months Ended 4/30/2023	-2.40%	1.97%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -1.58% (1 year), 3.83% (annualized five year), and 4.44% (annualized since inception). The Fund’s performance (Market Price) as April 30, 2023 is as follows: -2.46% (1 year), 3.78% (annualized five year), and 4.42% (annualized since inception).

2	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

VAMO

The Cambria Value and Momentum ETF (“VAMO”) launched on September 8, 2015. For the three-month period ended April 30, 2023, VAMO posted a loss of 9.51%. For the 12-month period ended April 30, 2023, VAMO posted a loss of 4.34%. For the period since inception through April 30, 2023, VAMO posted a gain of 6.05%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for VAMO, as VAMO offers a diversified, value-oriented exposure to US equities with downside risk hedging. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	VAMO	S&P 500
Annualized Returns Since Inception	0.77%	12.39%
Cumulative Returns Since Inception	6.05%	144.12%
12 Months Ended 4/30/2023	-4.34%	2.66%
3 Months Ended 4/30/2023	-9.51%	2.72%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -4.34% (1 year), 0.85% (annualized five year), and 0.77% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows -3.64% (1 year), 0.83% (annualized five year), and 0.77% (annualized since inception).

FAIL

The Cambria Global Tail Risk ETF (“FAIL”) launched on February 22, 2016 and changed its name and investment objective on March 15, 2021. Fund performance prior to March 15, 2021 reflects the investment objective and principal investment strategy of the Fund when it was the Cambria Sovereign Bond ETF and it sought income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. For the three-month period ended April 30, 2023, the Fund posted a loss of 0.86%. For the 12-month period ended April 30, 2023, the Fund posted a loss of 9.78%. For the period since inception through April 30, 2023, the Fund posted a loss of 4.86%.

We believe that a suitable benchmark for FAIL, given the Fund’s new investment objective and principal investment strategy, is the Bloomberg Barclays US Short Treasury Index (“Short Treasury”). Prior to March 15, 2021, the Fund’s performance benchmark was the FTSE World Government Bond Index (WGBI). The table below shows the performance of the Fund (NAV) vs. the spliced benchmark (WGBI/Short Treasury) and Short Treasury for the three-month, 12-month and since inception periods ended April 30, 2023.

		Vs Benchmark
	FAIL*	Spliced Index –WGBI/Short Treasury**	Short Treasury
Annualized Returns Since Inception	-0.69%	2.45%	1.25%
Cumulative Returns Since Inception	-4.86%	19.01%	9.36%
12 Months Ended 4/30/2023	-9.78%	2.62%	2.62%
3 Months Ended 4/30/2023	-0.86%	1.13%	1.13%

*	The Fund’s objective changed effective March 15, 2021.

**	Reflects performance of WGBI prior to March 15, 2021 and Short Treasury thereafter.

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -9.78% (1 year), -4.73% (annualized five year), and -0.69% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: -8.19% (1 year), -4.80% (annualized five year), and -0.63% (annualized since inception).

EYLD

The Cambria Emerging Shareholder Yield ETF (“EYLD”) launched on July 13, 2016. For the three-month period ended April 30, 2023, EYLD posted a loss of 2.50%. For the 12-month period ended April 30, 2023, EYLD posted a gain of 1.64%. For the period since inception through April 30, 2023, EYLD posted a gain of 60.32%.

Annual Report | April 30, 2023	3

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

We believe that the MSCI Emerging Markets Index (MSCI EEM) serves as a suitable benchmark for EYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EEM for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	EYLD	MSCI EEM
Annualized Returns Since Inception	7.19%	4.74%
Cumulative Returns Since Inception	60.32%	36.99%
12 Months Ended 4/30/2023	1.64%	-6.09%
3 Months Ended 4/30/2023	-2.50%	-4.68%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: 1.64% (1 year), 1.47% (annualized 5 year), and 7.19% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: 5.41% (1 year), 1.83% (annualized 5 year) and 7.50% (annualized since inception).

TAIL

The Cambria Tail Risk ETF (“TAIL”) launched on April 5, 2017. For the three-month period ended April 30, 2023, TAIL posted a loss of 1.30%. For the 12-month period ended April 30, 2023, TAIL posted a loss of 11.86%. For the period since inception through April 30, 2023, TAIL posted a loss of 37.30%.

We believe that a suitable benchmark for TAIL is the Bloomberg Barclays Short Treasury Index (Short Treasury). TAIL is not an aggressive hedging strategy, and as such, an index of short-term Treasuries which approximates a conservative money-market fund is a suitable benchmark. Short Treasury tracks the market for treasury bills issued by the US government. The table below shows the performance of the Fund (NAV) vs. Short Treasury for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	TAIL	Short Treasury
Annualized Returns Since Inception	-7.40%	1.39%
Cumulative Returns Since Inception	-37.30%	8.77%
12 Months Ended 4/30/2023	-11.86%	2.62%
3 Months Ended 4/30/2023	-1.30%	1.13%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -11.86% (1 year), -6.41% (annualized 5 year), and -7.40% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: -12.13% (1 year), -6.46% (annualized 5 year), and -7.42% (annualized since inception).

TRTY

The Cambria Trinity ETF (“TRTY”) launched on September 7, 2018. For the three-month period ended April 30, 2023, TRTY posted a loss of 3.06%. For the 12-month period ended April 30, 2023, TRTY posted a loss of 3.99%. For the period since inception through April 30, 2023, TRTY posted a gain of 16.03%.

We believe that a suitable benchmark for TRTY is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	TRTY	SPBXMI
Annualized Returns Since Inception	3.26%	5.85%
Cumulative Returns Since Inception	16.03%	30.17%
12 Months Ended 4/30/2023	-3.99%	1.03%
3 Months Ended 4/30/2023	-3.06%	1.97%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -3.99% (1 year) and 3.26% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows -4.70% (1 year) and 3.27% (annualized since inception).

4	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

TOKE

The Cambria Cannabis ETF (“TOKE”) launched on July 24, 2019. For the three-month period ended April 30, 2023, TOKE posted a loss of 12.52%. For the 12-month period ended April 30, 2023, TOKE posted a loss of 35.04%. For the period since inception through April 30, 2023, TOKE posted a loss of 71.62%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for TOKE. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	TOKE	S&P 500
Annualized Returns Since Inception	-28.40%	10.77%
Cumulative Returns Since Inception	-71.62%	47.06%
12 Months Ended 4/30/2023	-35.04%	2.66%
3 Months Ended 4/30/2023	-12.52%	-2.72%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -35.04% (1 year) and -28.40% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: -35.84% (1 year) and -28.46% (annualized since inception).

BLDG

The Global Real Estate ETF (“BLDG”) launched on September 23, 2020. For the three-month period ended April 30, 2023, BLDG posted a loss of 10.28%. For the 12-month period ended April 30, 2023, BLDG posted a loss of 14.47%. For the period since inception through April 30, 2023, BLDG posted a gain of 14.95%.

We believe that a suitable benchmark for BLDG is the FTSE EPRA/NAREIT Global REIT Index (ENXG). The table below shows the performance of the Fund (NAV) vs. ENXG for the three-month, 12-month and since inception periods ended April 30, 2023.

	Vs Benchmark
	BLDG	ENXG
Annualized Returns Since Inception	5.51%	8.30%
Cumulative Returns Since Inception	14.95%	23.04%
12 Months Ended 4/30/2023	-14.47%	-14.12%
3 Months Ended 4/30/2023	-10.28%	-5.59%

The Fund’s performance (NAV) as of April 30, 2023 is as follows: -14.47% (1 year) and 14.95% (cumulative since inception). The Fund’s performance (Market Price) as of April 30, 2023 is as follows: (13.88)% (1 year) and 15.47% (cumulative since inception).

Sincerely,

Mebane Faber

Annual Report | April 30, 2023	5

Cambria ETF Trust	Shareholder Letter

April 30, 2023 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

The S&P Balanced Equity and Bond Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities. The Moderate Index (SPBXMI) has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate Treasury bonds with a maturity between one and 12 months. As Treasury bonds and notes fall below one year -to-maturity and exit the US Treasury Index, they become eligible for the Short Treasury Index. Maturity sub-indices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into sub-indices that only include bills or only include notes that have aged below 1-year.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE EPRA/NAREIT Global REIT Index measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

6	www.cambriafunds.com

Manager’s Discussion and
Cambria Shareholder Yield ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Shareholder Yield ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2023, SYLD returned -1.59% at net asset value (NAV) and -1.67% at market underperforming its benchmark, the S&P 500 Index, by 4.25%. An underweight allocation and security selection in Technology, an overweight allocation to and security selection in consumer discretionary, and financials were main drivers of underperformance relative to the benchmark. Underperformance was offset somewhat by security selection in materials.

On a contribution to total return basis energy, materials, and healthcare were the best performers contributing 1.01%, 0.93% and 0.16% respectively. On a contribution to total return basis financials, consumer services, and information technology were the worst performing sectors contributing -1.61%, -0.72%, and -0.58% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Shareholder Yield ETF - NAV	-1.59%	28.07%	11.62%	12.01%
Cambria Shareholder Yield ETF - Market	-1.67%	28.08%	11.58%	12.00%
S&P 500 Index	2.66%	14.52%	11.45%	11.98%

*	Fund inception date is May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2023	7

Manager’s Discussion and
Cambria Foreign Shareholder Yield ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder Yield ETF versus the MSCI EAFE Index

For the 12-month period ended April 30, 2023, FYLD returned 2.72% at net asset value (NAV) and 3.69% at market underperforming its benchmark, the MSCI EAFE Total Return Index, by 6.28%. During this period, an underweight allocation and security selection in France and Germany, as well as overweight allocation and security selection in Hong Kong drove underperformance relative to EAFE. Security selection in Japan and Sweden offset underperformance somewhat.

On a contribution to total return basis Japan, Sweden, and France allocations were the best performers contributing 3.21%, 1.34%, and 0.88% respectively. On a contribution to total return basis Hong Kong, Australia, and Netherlands allocations were the worst performers contributing -1.66%, -0.54% and -0.31% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Foreign Shareholder Yield ETF - NAV	2.72%	18.05%	4.14%	4.44%
Cambria Foreign Shareholder Yield ETF - Market	3.69%	18.89%	4.22%	4.50%
MSCI EAFE Index	9.00%	12.22%	4.14%	4.65%

*	Fund inception date is December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

8	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Value ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Value ETF versus the MSCI ACWI

For the 12-month period ended April 30, 2023, GVAL returned 6.97% at net asset value (NAV) and 7.40% at market outperforming its benchmark, the MSCI ACWI Total Return Index, by 4.38%. Overweight allocation to and security selection in Turkey and Portugal, Security selection in Chile, as well as exposure to the Chilean peso drove outperformance relative to ACWI.

On a contribution to total return basis Turkey, Chile, and Portugal allocations were the best performers contributing 6.01%, 2.27%, and 2.00% respectively. On a contribution to total return Colombia, Malaysia and Norway allocations were the worst performers contributing -1.60%, -1.27% and -0.54% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Value ETF - NAV	6.97%	12.32%	-0.80%	1.02%
Cambria Global Value ETF - Market	7.40%	12.48%	-0.86%	0.98%
MSCI ACWI	2.59%	12.56%	7.56%	7.85%

*	Fund inception date is March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.70%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Annual Report | April 30, 2023	9

Manager’s Discussion and
Cambria Global Momentum ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Momentum ETF versus the S&P Balanced Equity & Bond – Moderate Index

For the 12-month period ended April 30, 2023, GMOM returned -8.81% at net asset value (NAV) and -8.94% at market underperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 9.84%. GMOM is a tactical trend and momentum strategy and was concentrated in Real Assets over the period. Negative performance was primarily driven by natural resources, commodities, and energy. Global value stocks, global consumer staples, and gold offset negative performance, somewhat.

On a contribution to total return basis global value equities, Gold, and emerging market equities were the best performers contributing 0.80%, 0.51% and 0.35% respectively. On a contribution to total return basis energy, commodities, gold miners were the worst performers contributing -1.63%, -1.40% and -0.70% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Momentum ETF - NAV	-8.81%	9.45%	2.94%	3.64%
Cambria Global Momentum ETF - Market	-8.94%	9.27%	2.86%	3.61%
S&P Balanced Equity & Bond – Moderate Index	1.03%	4.49%	6.52%	6.22%

*	Fund inception date is November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 1.11%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

10	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Asset Allocation ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2023, GAA returned -1.58% at net asset value (NAV) and -2.46% at market underperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 2.61%. GAA is a buy and hold global asset allocation portfolio. Commodities and global real estate were the primary drivers of negative returns during the period. Negative performance was offset slightly by global value stocks and local currency emerging market government bonds.

On a contribution to total return basis global value equities, emerging market debt and emerging market equities were the best performers contributing 0.47%, 0.37% and 0.34% respectively. On a contribution to total return basis commodities, global real estate and US bonds were the worst performers contributing -1.16%, -0.82% and -0.24% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Asset Allocation ETF - NAV	-1.58%	8.30%	3.83%	4.44%
Cambria Global Asset Allocation ETF - Market	-2.46%	8.77%	3.78%	4.42%
S&P Balanced Equity & Bond – Moderate Index	1.03%	4.49%	6.52%	6.07%

*	Fund inception date is December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.42%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Annual Report | April 30, 2023	11

Manager’s Discussion and
Cambria Value and Momentum ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Value and Momentum ETF versus S&P 500 Index

For the 12-month period ended April 30, 2023, VAMO returned -4.34% at net asset value (NAV) and -3.64% at market underperforming its benchmark, the S&P 500 Index, by 7.00%. VAMO’s underperformance was driven by its target 50% hedge against the S&P 500 as well as an underweight allocation to Technology, as well as an underweight allocation to and security selection in health care relative to the S&P 500.

On a contribution to total return basis consumer discretionary and communication services were the best performing sectors contributing 0.59%b and 0.05% respectively. On a contribution to total return basis financials, materials and consumer staples were the worst performing sectors contributing -1.10%, -0.71% and -0.53% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Value and Momentum ETF - NAV	-4.34%	15.50%	0.85%	0.77%
Cambria Value and Momentum ETF - Market	-3.64%	16.64%	0.83%	0.77%
S&P 500 Index	2.66%	14.52%	11.45%	12.39%

*	Fund inception date is September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

12	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Tail Risk ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Tail Risk ETF versus the FTSE/Citi World Government Bond Index

For the 12-month period ended April 30, 2023, FAIL returned -9.78% at net asset value and -8.19% at market underperforming its benchmark, the Barclays Short Treasury Total Return Index, by 12.40%. The performance of the Put Options on the MSCI EAFE and EM indices were mixed, however, as a whole, they drove negative performance. With the exception of Colombia bond positions, exposure to Local Currency Emerging Market Government Bonds offset negative performance somewhat over the period.

On a contribution to total return basis emerging market sovereign bonds were the best performers. MXEA and MXEF Index options and US Bonds were the worst performers.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Tail Risk ETF - NAV	-9.78%	-5.84%	-4.73%	-0.69%
Cambria Global Tail Risk ETF - Market	-8.19%	-4.44%	-4.80%	-0.63%
Bloomberg Barclays US Short Treasury Index	2.62%	0.86%	1.47%	1.25%
FTSE/Citi World Government Bond Index	-5.32%	-6.61%	-3.81%	-1.52%

*	Fund inception date is February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.71%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

The put options purchased by FAIL give the Fund with the right to sell the underlying asset (index or ETF) to the put seller at a specified price (strike price) within a specified time period.

Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

FTSE/Citi World Government Bond Index measures the performance of fixed- rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Annual Report | April 30, 2023	13

Manager’s Discussion and
Cambria Emerging Shareholder Yield ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Emerging Shareholder Yield ETF versus the MSCI Emerging Markets Index

For the 12-month period ended April 30, 2023, EYLD returned 1.64% at net asset value (NAV) and 5.41% at market outperforming its benchmark, the MSCI Emerging Markets Total Return Index, by 7.73%. Security selection in China and Taiwan, as well as an overweight allocation to Turkey relative to the MSCI Emerging Markets Total Return Index was the primary driver of outperformance.

On a contribution to total return basis China, Turkey, and Mexico allocations were the best performers contributing 3.53%, 1.48%, and 1.30% respectively. On a contribution to total return basis India, South Korea, and South Africa allocations were the worst performers contributing -1.35%, -1.23% and -0.93% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Emerging Shareholder Yield ETF - NAV	1.64%	11.23%	1.47%	7.19%
Cambria Emerging Shareholder Yield ETF - Market	5.41%	12.56%	1.83%	7.50%
MSCI Emerging Markets Index	-6.09%	4.71%	-0.67%	4.74%

*	Fund inception date is July 13, 2016 and the Fund commenced operations on July 14, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.64%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid -cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

14	www.cambriafunds.com

Manager’s Discussion and
Cambria Tail Risk ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Tail Risk ETF versus the Bloomberg Barclays US Short Treasury Index

For the 12-month period ended April 30, 2023, TAIL returned -11.86% at net asset value (NAV) and -12.13% at market underperforming its benchmark, the Barclays Short Treasury Total Return Index, by 14.48%. With the S&P 500 positive for the 12-month period, aside from a few select contracts, TAIL’s Put Options on the S&P 500 were the primary driver of negative performance. US treasuries offset negative performance somewhat.

On a contribution to total return SPX Index put options were the worst performer contributing -10.47% to performance.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	5 Year	Since Inception*
Cambria Tail Risk ETF - NAV	-11.86%	-12.78%	-6.41%	-7.40%
Cambria Tail Risk ETF - Market	-12.13%	-12.89%	-6.46%	-7.42%
Bloomberg Barclays US Short Treasury Index	2.62%	0.86%	1.47%	1.39%

*	Fund inception date is April 5, 2017.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

Annual Report | April 30, 2023	15

Manager’s Discussion and
Cambria Trinity ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Trinity ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2023, TRTY returned -3.99% at net asset value (NAV) and -4.70% at market underperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 5.02%. The main drivers of negative performance were commodities, natural resources, global real estate, and energy.

On a contribution to total return basis global equities, emerging market debt, and emerging market equity were the best performers contributing 0.68%, 0.48% and 0.30% respectively. On a contribution to total return basis commodities, energy, and global real estate were the worst performers contributing -0.93%, -0.60% and -0.47% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	Since Inception*
Cambria Trinity ETF - NAV	-3.99%	9.29%	3.26%
Cambria Trinity ETF - Market	-4.70%	9.02%	3.27%
S&P Balanced Equity & Bond – Moderate Index	1.03%	4.49%	5.85%

*	Fund inception date is September 17, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.50%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

16	www.cambriafunds.com

Manager’s Discussion and
Cambria Cannabis ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Cannabis ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2023, TOKE returned -35.04% at net asset value (NAV) and -35.84% at market underperforming its benchmark, the S&P 500 Total Return Index, by 37.70%. Underperformance of TOKE over the period can be attributed to the underperformance of marijuana and ancillary marijuana companies relative to the S&P 500. As a thematic fund, we generally expect the Fund to underperform when the overall cannabis industry does poorly and vice versa.

On a contribution to total return basis Imperial Brands PLC, Philip Morris International, and Universal Corp were the best performers contributing 1.31%, 0.31% and 0.05% respectively. On a contribution to total return basis Scotts Miracle-Gro, Innovative Industrial Properties, and Tilray Brands were the worst performers contributing -3.14%, -2.93% and -2.60% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	3 Year	Since Inception
Cambria Cannabis ETF - NAV	-35.04%	-15.48%	-28.40%
Cambria Cannabis ETF - Market	-35.84%	-15.60%	-28.46%
S&P 500 Index	2.66%	14.52%	10.77%

*	Fund inception date is July 24, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855 -ETF-INFO (383 -4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%; however, TOKE’s investment adviser has agreed to waive 17 basis points (0.17%) of its management fees for the Fund until at least August 31, 2024. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2023	17

Manager’s Discussion and
Cambria Global Real Estate ETF	Analysis of Fund Performance

April 30, 2023 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Real Estate ETF versus the FTSE EPRA Nareit Global REITs Index

For the 12-month period ended April 30, 2023, BLDG returned -14.47% at net asset value (NAV) and -13.88% at market underperforming its benchmark, the FTSE EPRA/NAREIT Global REIT Total Return Index, by 0.35%. From a global perspective, negative returns were driven primarily by the US, and were partially offset by positive returns in Turkey and Mexico. From a category perspective, negative returns were driven by office and diversified REITs.

On a contribution to total return basis Turkey, Mexico, and Netherlands allocations were the best performers contributing 2.27%, 1.96%, and 0.50% respectively. On a contribution to total return basis United States, Canada, and United Kingdom allocations were the worst performers contributing -10.45%, -2.16% and -1.18% respectively.

Average Annual Total Return for the Periods Ended April 30, 2023

	1 Year	Since Inception
Cambria Global Real Estate ETF - NAV	-14.47%	5.51%
Cambria Global Real Estate ETF - Market	-13.88%	5.69%
FTSE EPRA Nareit Global REITs Index	-14.12%	8.30%

*	Fund inception date is September 23, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

FTSE EPRA/NAREIT Global REIT Index: measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

18	www.cambriafunds.com

Cambria Shareholder Yield ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Shareholder Yield ETF
Consumer Discretionary	25.12%
Financials	19.38%
Materials	18.73%
Energy	16.63%
Industrials	8.07%
Health Care	6.03%
Information Technology	5.19%
Consumer Staples	0.85%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (99.19%)
Consumer Discretionary (24.91%)
Abercrombie & Fitch Co., Class A(a)	252,434	$5,942,296
Adtalem Global Education, Inc.(a)	179,075	7,265,073
Advance Auto Parts, Inc.	41,990	5,271,005
AutoNation, Inc.(a)	79,781	10,507,158
Big 5 Sporting Goods Corp.(b)	434,226	3,421,701
Big Lots, Inc.(b)	300,352	2,700,164
Caleres, Inc.	267,748	6,104,654
Dick's Sporting Goods, Inc.	62,738	9,097,637
Dillard's, Inc., Class A(b)	37,050	11,055,349
Ethan Allen Interiors, Inc.	262,808	7,340,227
Foot Locker, Inc.	181,298	7,612,703
Grand Canyon Education, Inc.(a)	78,299	9,294,091
Haverty Furniture Cos., Inc.	203,775	6,141,779
Hibbett, Inc.	110,162	5,985,101
LKQ Corp.	133,627	7,714,287
Macy's, Inc.	320,853	5,242,738
ODP Corp.(a)	150,917	6,521,124
Oxford Industries, Inc.	69,901	7,213,084
Penske Automotive Group, Inc.	72,741	10,080,448
PulteGroup, Inc.	155,857	10,465,798
Smith & Wesson Brands, Inc.	456,209	5,483,632
Tapestry, Inc.	189,202	7,721,334
Toll Brothers, Inc.	166,127	10,617,177
Whirlpool Corp.	43,472	6,068,256
Zumiez, Inc.(a)	230,451	4,029,436
		178,896,252
Consumer Staples (0.84%)
Cal-Maine Foods, Inc.(b)	127,293	6,046,418
	Shares	Value
Energy (16.50%)
APA Corp.	167,713	$6,180,224
California Resources Corp.	154,128	6,242,184
Civitas Resources, Inc.	107,244	7,405,198
CNX Resources Corp.(a)	432,744	6,720,514
ConocoPhillips	67,431	6,937,976
CONSOL Energy, Inc.	129,173	7,665,126
CVR Energy, Inc.	358,891	9,453,189
Devon Energy Corp.	123,747	6,611,802
Exxon Mobil Corp.	83,239	9,850,503
Marathon Oil Corp.	273,923	6,617,980
Marathon Petroleum Corp.	68,172	8,316,984
Ovintiv, Inc.	154,869	5,587,673
PDC Energy, Inc.	121,030	7,873,001
Pioneer Natural Resources Co.	30,134	6,555,652
Plains GP Holdings LP, Class A	619,229	8,297,669
Valero Energy Corp.	70,970	8,138,130
		118,453,805
Financials (19.22%)
Affiliated Managers Group, Inc.	50,145	7,239,935
Aflac, Inc.	120,536	8,419,440
Allstate Corp.	55,822	6,461,955
Ally Financial, Inc.	183,521	4,841,284
American Financial Group, Inc.	53,352	6,547,891
Ameriprise Financial, Inc.	29,887	9,119,121
Assured Guaranty, Ltd.	148,447	7,996,840
Cathay General Bancorp	181,792	5,793,711
Discover Financial Services	61,997	6,414,830
Federated Hermes, Inc.	216,866	8,976,084
Hilltop Holdings, Inc.	220,571	6,842,112
Jefferies Financial Group, Inc.	221,852	7,105,919
Lincoln National Corp.	103,740	2,254,270
Loews Corp.	121,771	7,010,356
MetLife, Inc.	103,246	6,332,077
Mr Cooper Group, Inc.(a)	144,989	6,712,991
Principal Financial Group, Inc.	108,927	8,135,758
SLM Corp.	392,730	5,898,805
Synchrony Financial	152,893	4,511,872
Voya Financial, Inc.	100,035	7,650,677
Western Union Co.	343,330	3,752,597
		138,018,525
Health Care (5.98%)
AMN Healthcare Services, Inc.(a)	61,997	5,353,441
Cigna Group	28,158	7,132,140
McKesson Corp.	33,098	12,055,615
Quest Diagnostics, Inc.	44,954	6,240,065

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	19

Cambria Shareholder Yield ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Health Care (continued)
Universal Health Services, Inc., Class B	55,081	$8,281,428
Veradigm, Inc.(a)	308,997	3,859,373
		42,922,062
Industrials (8.01%)
Atkore, Inc.(a)	61,503	7,769,674
Crane Co.(a)	64,008	4,613,056
Crane NXT Co.	63,246	2,995,331
Encore Wire Corp.	38,633	6,039,497
ManpowerGroup, Inc.	81,263	6,152,422
Matson, Inc.	96,330	6,553,330
Owens Corning	74,883	7,998,253
Ryder System, Inc.	80,321	6,358,210
Veritiv Corp.	78,299	8,994,206
		57,473,979
Information Technology (5.15%)
Arrow Electronics, Inc.(a)	58,045	6,642,089
DXC Technology Co.(a)	207,974	4,960,180
HP, Inc.	238,602	7,088,865
Kulicke & Soffa Industries, Inc.	132,677	6,323,386
Sanmina Corp.(a)	139,308	7,280,236
Xerox Holdings Corp.	298,129	4,671,682
		36,966,438
Materials (18.58%)
Alpha Metallurgical Resources, Inc.	51,376	7,529,666
CF Industries Holdings, Inc.	65,455	4,685,269
Dow, Inc.	137,085	7,457,424
DuPont de Nemours, Inc.	103,246	7,198,311
Greif, Inc., Class A	110,162	6,917,072
Huntsman Corp.	232,674	6,233,336
International Paper Co.	159,315	5,274,920
Louisiana-Pacific Corp.	176,111	10,520,871
LyondellBasell Industries NV, Class A	70,395	6,660,071
Mosaic Co.	222,053	9,514,971
Nucor Corp.	68,760	10,188,857
Olin Corp.	128,934	7,142,944
Reliance Steel & Aluminum Co.	43,719	10,833,568
Ryerson Holding Corp.	332,709	12,566,419
Steel Dynamics, Inc.	75,088	7,805,398
Sylvamo Corp.	147,585	6,762,345
United States Steel Corp.	268,535	6,144,081
		133,435,523

	Shares	Value
Materials (continued)

Total Common Stocks
(Cost $745,809,992)		$712,213,002

	Shares	Value
Short-Term Investment (2.01%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)	14,462,896	$14,462,896

Total Short-Term Investment
(Cost $14,462,896)		14,462,896

Total Investments (101.20%)
(Cost $760,272,888)		$726,675,898

Liabilities Less Other Assets (-1.20%)		(8,621,890)

Net Assets (100.00%)		$718,054,008

Percentages based on Net Assets.

(a)	Non-income producing security.

(b)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $14,240,689.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $14,462,896.
(d)	Rate shown is the 7-day effective yield as of April 30, 2023.

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

20	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Foreign Shareholder Yield ETF
Materials	21.51%
Financials	20.36%
Industrials	18.17%
Energy	16.37%
Consumer Discretionary	6.27%
Communication Services	5.50%
Information Technology	5.45%
Consumer Staples	4.58%
Real Estate	1.79%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.43%)
Australia (5.52%)
CSR, Ltd.	473,522	$1,644,979
Downer EDI, Ltd.	591,530	1,389,524
Fortescue Metals Group, Ltd.	176,714	2,448,547
Super Retail Group, Ltd.	234,079	2,092,563
Whitehaven Coal, Ltd.	264,326	1,259,311
Yancoal Australia, Ltd.(a)	416,008	1,530,514
		10,365,438
Austria (1.03%)
Wienerberger AG	64,219	1,931,835

Canada (15.11%)
Canadian Natural Resources, Ltd.	29,800	1,815,912
Corus Entertainment, Inc., Class B(a)	983,400	1,030,688
Crescent Point Energy Corp.	253,300	1,873,319
Home Capital Group, Inc.	74,500	2,394,712
Imperial Oil, Ltd.	59,600	3,037,957
Interfor Corp.	89,400	1,402,845
International Petroleum Corp.(b)	157,344	1,535,075
Labrador Iron Ore Royalty Corp.(a)	87,028	1,962,361
MEG Energy Corp.(b)	134,100	2,232,938
Mullen Group, Ltd.(a)	193,700	2,145,947
Peyto Exploration & Development Corp.(a)	163,900	1,492,804
Stelco Holdings, Inc.	74,500	2,603,115
Suncor Energy, Inc.	59,600	1,866,060
West Fraser Timber Co., Ltd.	14,900	1,077,758
	Shares	Value
Canada (continued)
Whitecap Resources, Inc.(a)	238,400	$1,879,257
		28,350,748
Denmark (2.53%)
D/S Norden A/S	35,760	2,243,557
Scandinavian Tobacco Group A/S, Class A(c)	128,885	2,511,205
		4,754,762
Finland (1.08%)
Sampo Oyj(b)	39,932	2,022,297

France (7.62%)
AXA SA	73,755	2,403,181
Carrefour SA	108,472	2,254,255
Coface SA	139,464	2,129,949
Metropole Television SA	87,910	1,418,153
Nexity SA	64,368	1,686,653
SCOR SE	83,291	2,149,457
TotalEnergies SE	35,313	2,254,535
		14,296,183
Germany (1.98%)
DWS Group GmbH & Co. KGaA(c)	40,081	1,329,379
Freenet AG	84,036	2,392,774
		3,722,153
Great Britain (12.40%)
abrdn PLC	822,182	2,197,790
Anglo American PLC	36,505	1,121,713
Aviva PLC	287,278	1,527,191
Balfour Beatty PLC	445,659	2,145,122
BP PLC	437,911	2,941,054
British American Tobacco PLC	55,279	2,033,450
Direct Line Insurance Group PLC	683,346	1,474,128
Legal & General Group PLC	452,670	1,331,784
Man Group PLC	512,262	1,462,686
Persimmon PLC	82,844	1,368,066
Quilter PLC(c)	1,179,945	1,261,949
Rio Tinto PLC	40,534	2,572,027
WPP PLC	156,748	1,826,527
		23,263,487
Hong Kong (7.65%)
China Resources Cement Holdings, Ltd.	2,384,000	1,075,126
Kingboard Holdings, Ltd.	372,500	1,136,532
Kingboard Laminates Holdings, Ltd.	1,192,000	1,225,461
New World Development Co., Ltd.	596,000	1,583,077

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	21

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Hong Kong (continued)
Orient Overseas International, Ltd.	74,500	$1,507,150
Pacific Basin Shipping, Ltd.	4,768,000	1,652,170
PC Partner Group, Ltd.(a)	2,086,000	1,190,535
Shougang Fushan Resources Group, Ltd.	5,364,000	1,817,691
Skyworth Group, Ltd.	3,874,000	1,924,748
VTech Holdings, Ltd.	208,600	1,250,327
		14,362,817
Italy (3.81%)
Anima Holding SpA(c)	372,649	1,546,408
Eni SpA	141,252	2,139,512
Unipol Gruppo SpA	344,488	1,934,404
UnipolSai Assicurazioni SpA	571,713	1,535,874
		7,156,198
Japan (24.58%)
Aozora Bank, Ltd.(a)	74,500	1,329,840
Citizen Watch Co., Ltd.	432,100	2,375,448
Dai-ichi Life Holdings, Inc.	104,300	1,924,932
Hakuto Co., Ltd.	89,400	2,788,726
Inabata & Co., Ltd.	104,300	2,115,167
Iyogin Holdings, Inc.	357,600	2,078,749
Japan Petroleum Exploration Co., Ltd.	59,600	1,968,513
Japan Post Holdings Co., Ltd.	223,500	1,833,997
Japan Tobacco, Inc.	74,500	1,598,596
Joyful Honda Co., Ltd.	149,000	1,976,168
Kamigumi Co., Ltd.	89,400	1,952,108
Meiwa Corp.	120,375	620,230
Mitsubishi Logistics Corp.	59,600	1,469,823
Mitsuboshi Belting, Ltd.	74,500	2,124,353
Mitsui & Co., Ltd.	89,400	2,774,947
Nippon Yusen KK(a)	103,600	2,435,545
Nisshinbo Holdings, Inc.	223,500	1,709,325
Niterra Co., Ltd.	89,400	1,859,588
Nitto Kogyo Corp.	104,300	2,054,690
Press Kogyo Co., Ltd.	566,200	2,256,572
Sumitomo Osaka Cement Co., Ltd.	59,600	1,666,674
Sumitomo Warehouse Co., Ltd.(a)	119,200	1,972,012
Tokio Marine Holdings, Inc.	74,500	1,487,321
Yamato Kogyo Co., Ltd.	44,700	1,745,414
		46,118,738
Luxembourg (3.95%)
APERAM SA	51,405	1,900,385
ArcelorMittal SA	141,252	4,000,921
	Shares	Value
Luxembourg (continued)
RTL Group SA	32,184	$1,506,497
		7,407,803
Netherlands (1.00%)
NN Group NV	50,362	1,874,036

New Zealand (0.61%)
Fletcher Building, Ltd.	408,707	1,137,347

Norway (3.57%)
Elkem ASA(c)	520,755	1,759,134
Golden Ocean Group, Ltd.	193,849	1,783,686
Telenor ASA	150,642	1,879,306
Yara International ASA	31,737	1,276,979
		6,699,105
Spain (1.11%)
Repsol SA	141,550	2,081,480

Sweden (2.45%)
SSAB AB	668,563	4,595,621

Switzerland (1.43%)
Ferrexpo PLC	759,006	1,031,149
Glencore PLC	281,014	1,656,348
		2,687,497

Total Common Stocks
(Cost $182,845,829)		182,827,545

The accompanying notes are an integral part of the financial statements.

22	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (3.17%)
Fidelity Investments Money Market
Treasury Portfolio Institutional Class, 4.76%(d)(e)	5,946,314	$5,946,314

Total Short-Term Investment
(Cost $5,946,314)		5,946,314

Total Investments (100.60%)
(Cost $188,792,143)		$188,773,859

Liabilities Less Other Assets (-0.60%)		(1,119,528)

Net Assets (100.00%)		$187,654,331

Percentages based on Net Assets.

(a)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $5,631,808.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the fair value of securities restricted under Rule 144A in the aggregate was $8,408,075, representing 4.48% of net assets.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $5,946,314.
(e)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

GmbH - German Company with limited liability

KGaA - German Master Limited Partnership

Oyj - Finnish public stock company

PLC - Public Limited Company

SpA - Italian Public Limited Company

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	23

Cambria Global Value ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Global Value ETF
Financials	31.75%
Utilities	16.44%
Industrials	10.03%
Materials	9.84%
Energy	9.16%
Real Estate	8.08%
Consumer Staples	5.52%
Consumer Discretionary	3.68%
Information Technology	1.86%
Health Care	1.49%
Communication Services	1.47%
Other	0.68%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (95.08%)

Austria (9.72%)
ANDRITZ AG	18,354	$1,190,203
AT&S Austria Technologie & Systemtechnik AG	41,363	1,262,512
BAWAG Group AG(a)	25,270	1,229,640
Erste Group Bank AG	59,452	2,156,457
EVN AG(b)	53,599	1,290,482
OMV AG	26,866	1,268,225
Raiffeisen Bank International AG(b)	79,268	1,214,979
Verbund AG	14,098	1,256,753
Voestalpine AG	37,107	1,283,076
Wienerberger AG	41,895	1,260,285
		13,412,612
Brazil (7.99%)
Atacadao SA	505,400	1,084,201
Banco Santander Brasil SA	186,200	997,487
Centrais Eletricas Brasileiras SA	159,600	1,078,655
Cia Siderurgica Nacional SA	399,000	1,131,932
Gerdau SA	237,405	1,196,116
Itau Unibanco Holding SA	266,000	1,378,050
JBS S/A	319,200	1,139,132
Petroleo Brasileiro SA	186,200	882,880
Telefonica Brasil SA	119,700	987,061
Vale SA	79,800	1,152,251
		11,027,765
	Shares	Value
Chile (9.33%)
Banco Santander Chile	24,307,612	$1,162,309
CAP SA	100,681	704,798
Cencosud SA	751,716	1,531,834
Cia Sud Americana de Vapores SA	10,570,175	1,080,129
Colbun SA	11,978,512	1,676,917
Empresas CMPC SA	807,310	1,265,094
Empresas COPEC SA	167,314	1,164,203
Enel Americas SA	11,385,332	1,551,423
Falabella SA	444,752	953,689
Quinenco SA	435,442	1,788,158
		12,878,554
Czech Republic (8.18%)
CEZ AS	51,870	2,786,183
Komercni Banka AS	92,036	2,967,506
Moneta Money Bank AS(a)	817,817	2,998,802
Philip Morris CR AS	3,059	2,529,881
		11,282,372
Great Britain (8.19%)
Anglo American PLC	27,531	845,963
Aviva PLC	168,982	898,321
Barclays PLC	646,912	1,299,840
BP PLC	231,287	1,553,347
Legal & General Group PLC	387,562	1,140,232
Lloyds Banking Group PLC	2,201,283	1,333,440
Rio Tinto PLC	17,689	1,122,430
Segro PLC	81,662	856,748
Shell PLC	42,294	1,303,317
Vodafone Group PLC	784,966	946,063
		11,299,701
Greece (–%)(c)
FF Group(b)(d)(e)(i)	25,407	–

Hong Kong (8.25%)
BOC Hong Kong Holdings, Ltd.	399,000	1,255,508
China Overseas Land & Investment, Ltd.	465,500	1,176,552
China Resources Land, Ltd.	266,000	1,233,482
CK Asset Holdings, Ltd.	199,500	1,176,721
CK Hutchison Holdings, Ltd.	199,500	1,334,295
Geely Automobile Holdings, Ltd.	931,000	1,144,529
Orient Overseas International, Ltd.	66,500	1,345,308
Sino Land Co., Ltd.	1,064,000	1,431,381
Swire Properties, Ltd.	478,800	1,283,973
		11,381,749

The accompanying notes are an integral part of the financial statements.

24	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Italy (8.91%)
A2A SpA	727,377	$1,282,400
Assicurazioni Generali SpA	59,850	1,245,116
Banco BPM SpA	278,236	1,129,782
Enel SpA	196,574	1,342,739
Eni SpA	82,992	1,257,061
Intesa Sanpaolo SpA	456,988	1,200,732
Leonardo SpA	99,883	1,189,214
Pirelli & C SpA(a)	238,735	1,248,497
UniCredit SpA	57,722	1,141,058
UnipolSai Assicurazioni SpA	468,426	1,258,399
		12,294,998
Malaysia (7.62%)
CIMB Group Holdings Bhd	1,024,100	1,161,741
Hartalega Holdings Bhd	2,261,000	952,960
Hong Leong Bank Bhd	252,700	1,140,988
Malayan Banking Bhd	585,200	1,136,158
Petronas Chemicals Group Bhd	665,000	1,055,532
Public Bank Bhd	1,130,500	985,908
RHB Bank Bhd	864,500	1,062,092
Sime Darby Bhd	2,221,100	1,080,549
Sime Darby Plantation Bhd	984,200	944,373
Top Glove Corp. Bhd	4,522,000	993,512
		10,513,813
Poland (8.29%)
Alior Bank SA(b)(f)	155,078	1,617,065
Jastrzebska Spolka Weglowa SA(b)(f)	76,874	792,363
KGHM Polska Miedz SA	38,437	1,102,659
Lubelski Wegiel Bogdanka SA(f)	100,548	937,814
PGE Polska Grupa Energetyczna SA(b)	553,546	914,752
Polski Koncern Naftowy ORLEN SA	239,457	3,648,730
Powszechny Zaklad Ubezpieczen SA	179,018	1,647,339
Tauron Polska Energia SA(b)	1,573,390	782,140
		11,442,862
Russia (–%)(c)
Alrosa PJSC(d)(e)(i)	1,262,976	–
Gazprom Neft PJSC(d)(e)(i)	334,880	–
Gazprom PJSC(d)(e)(i)	373,048	–
Rosneft Oil Co. PJSC(d)(e)(i)	198,016	–
Sberbank of Russia PJSC(d)(e)(i)	287,609	–
Severstal PAO(d)(e)(i)	82,992	–
Unipro PJSC(d)(e)(i)	22,421,984	–
		0
Singapore (9.22%)
CapitaLand Ascott Trust	22,748	18,412
	Shares	Value
Singapore (continued)
Capitaland Investment, Ltd./Singapore	399,000	$1,112,362
CDL Hospitality Trusts	23,850	22,521
City Developments, Ltd.	212,800	1,108,375
Genting Singapore, Ltd.	1,755,600	1,486,737
Jardine Cycle & Carriage, Ltd.	53,200	1,350,782
Oversea-Chinese Banking Corp., Ltd.	133,000	1,253,899
Sembcorp Industries, Ltd.	478,800	1,535,777
Singapore Airlines, Ltd.	305,900	1,341,114
United Overseas Bank, Ltd.	53,200	1,125,120
UOL Group, Ltd.	226,100	1,174,259
Venture Corp., Ltd.	93,100	1,184,027
		12,713,385
Spain (9.38%)
Acciona SA	6,118	1,132,563
Banco Bilbao Vizcaya Argentaria SA	167,846	1,229,919
Banco Santander SA(f)	412,566	1,448,609
CaixaBank SA	374,262	1,382,368
Enagas SA	54,663	1,093,537
Endesa SA(f)	56,924	1,277,704
Ferrovial SA	46,683	1,462,444
Iberdrola SA	103,873	1,348,316
Mapfre SA	663,404	1,328,241
Naturgy Energy Group SA	39,501	1,231,795
		12,935,496

Total Common Stocks
(Cost $141,771,766)		131,183,307

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	25

Cambria Global Value ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (2.07%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(g)(h)	2,862,287	$2,862,287

Total Short-Term Investment
(Cost $2,862,287)		2,862,287

Total Investments (97.15%)
(Cost $144,634,053)		$134,045,594

Other Assets Less Liabilities (2.85%)		3,932,782

Net Assets (100.00%)		$137,978,376

Percentages based on Net Assets.

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the fair value of securities restricted under Rule 144A in the aggregate was $5,476,939, representing 3.97% of net assets.

(b)	Non-income producing security.

(c)	Less than 0.005%.

(d)	Level 3 security in accordance with fair value hierarchy.

(e)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2023, these securities had an aggregate market value of $0 or -% of total net assets.

(f)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $2,679,779.

(g)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $2,862,287.

(h)	Rate shown is the 7-day effective yield as of April 30, 2023.

(i)	These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2023 was $0, which represent 0.00% of the Fund's Net Assets.

Investment Abbreviations:

PJSC - Private Joint Stock Company

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

26	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments

April 30, 2023

Investments no longer affiliated as of April 30, 2023:

Security Name	Market Value as of April 30, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2023	Share Balance as of April 30, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
iShares MSCI Colombia ETF	$9,137,885	$–	$–	$(6,550,036)	$(635,957)	$–	$–	$328,977	$(2,573,718)	$621,826
Grand Total	$9,137,885	$–	$–	$(6,550,036)	$(635,957)	$–	$–	$328,977	$(2,573,718)	$621,826

Cambria Global Value ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs(1)	Total
Common Stocks
Austria	$13,412,612	–	$–	13,412,612
Brazil	11,027,765	–	–	11,027,765
Chile	12,878,554	–	–	12,878,554
Czech Republic	11,282,372	–	–	11,282,372
Great Britain	11,299,701	–	–	11,299,701
Hong Kong	11,381,749	–	–	11,381,749
Italy	12,294,998	–	–	12,294,998
Malaysia	10,513,813	–	–	10,513,813
Poland	11,442,862	–	–	11,442,862
Singapore	12,713,385	–	–	12,713,385
Spain	12,935,496	–	–	12,935,496
Short-Term Investment	2,862,287	–	–	2,862,287
Total	$134,045,594	$–	$–	$134,045,594

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	27

Cambria Global Momentum ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Global Momentum ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (99.27%)
Global (24.06%)
Equity ETF (24.06%)
iShares® Global Consumer Discretionary ETF	68,199	$9,809,744
iShares® Global Materials ETF	128,778	10,696,301
Cambria Global Value ETF*(a)	1,079,246	22,308,015
		42,814,060
International (30.50%)
Equity ETF (24.45%)
Cambria Emerging Shareholder Yield ETF*(a)	758,190	21,819,192
Cambria Foreign Shareholder Yield ETF*(a)	854,583	21,697,862
		43,517,054
Fixed Income ETF (6.05%)
VanEck Emerging Markets High Yield Bond ETF(a)	589,026	10,767,395

North America (37.96%)
Commodity ETF (12.90%)
Invesco DB Precious Metals Fund#	229,997	11,918,973
VanEck Gold Miners ETF/USA	328,803	11,041,205
		22,960,178
Equity ETF (25.06%)
iShares® Global Consumer Staples ETF	187,452	12,086,905
iShares® Global Industrials ETF	98,552	11,308,842
iShares® Global Tech ETF(a)	198,755	10,752,646
WisdomTree Emerging Markets Local Debt Fund(a)	386,207	10,435,429
		44,583,822
	Shares	Value
United States (6.75%)
Commodity ETF (6.75%)
Graniteshares Gold Trust(a)(b)	610,108	$12,013,026

Total Exchange Traded Funds
(Cost $170,783,652)		176,655,535

	Shares	Value
Short-Term Investment (5.27%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)	9,370,036	$9,370,036

Total Short-Term Investment
(Cost $9,370,036)		9,370,036

Total Investments (104.54%)
(Cost $180,153,688)		$186,025,571

Liabilities Less Other Assets (-4.54%)		(8,073,208)

Net Assets (100.00%)		$177,952,363

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.

#	Affiliated investment due to Fund holding more that 5% of outstanding shares.

(a)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $9,194,963.

(b)	Non-income producing security.

(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $9,370,036.

(d)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

ETF - Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

28	www.cambriafunds.com

Cambria Global Momentum ETF	Schedule of Investments

April 30, 2023

Transactions with affiliated companies during the period ended April 30, 2023 are as follows:

Security Name	Market Value as of April 30, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind		Market Value as of April 30, 2023	Share Balance as of April 30, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Emerging Shareholder Yield ETF	$—	$21,992,148	$446,003	$—		$(850,955)	$21,819,192	758,190	$150,329	$230,636	$1,360
Cambria Foreign Shareholder Yield ETF	4,642,086	28,637,477	1,351,489	(11,231,651)		(1,099,574)	21,697,862	854,583	311,376	(193,554)	(408,411)
Cambria Global Value ETF	—	21,406,944	707,010	—		(1,038,803)	22,308,015	1,079,246	215,632	1,194,611	38,253
Invesco DB Precious Metals Fund	4,897,716	11,334,189	1,262,165	(5,429,643)		(809,395)	11,918,973	229,997	—	1,180,298	(516,356)
	$9,539,802	$83,370,758	$3,766,667	$(16,661,294)	$b	(3,798,727)	$77,744,042	2,922,016	$677,337	$2,411,991	$(885,154)

Investments no longer affiliated as of April 30, 2023

Cambria Global Real Estate ETF	$4,975,645	$—	$—	$(4,890,438.00)		$—	$—	$—	$—	$463,685	$(548,892)
Cambria Value and Momentum ETF	10,421,504	—	18,184,835	(24,789,704)		(2,599,374)	—	—	239,807	(695,054)	(522,207)
Cambria Shareholder Yield ETF	6,221,839	17,257,911	1,938,256	(23,748,343)		(544,254)	—	—	73,981	(1,620,523)	495,114
Cambria Tail Risk ETF	—	6,544,062	6,244,670	(11,021,228)		(546,084)	—	—	48,476	—	(1,221,420)
	$21,618,988	$23,801,973	$26,367,761	$(64,449,713)		$(3,689,712)	$—	$—	$362,264	$(1,851,892)	$(1,797,405)

Grand Total	$31,158,790	$107,172,731	$30,134,428	$(81,111,007)		$(7,488,439)	$77,744,042	$2,922,016	$1,039,601	$560,099	$(2,682,559)

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	29

Cambria Global Asset Allocation ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Global Asset Allocation ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (97.80%)
Global (12.91%)
Equity ETF (12.91%)
Alpha Architect Value Momentum Trend ETF	21,964	$495,049
Cambria Global Real Estate ETF*(a)	125,400	3,079,046
Cambria Global Value ETF*	147,364	3,046,014
		6,620,109
International (36.30%)
Equity ETF (16.09%)
Alpha Architect International Quantitative Momentum ETF(a)	39,520	1,045,699
Cambria Emerging Shareholder Yield ETF*	166,136	4,781,062
Cambria Foreign Shareholder Yield ETF*	95,418	2,422,663
		8,249,424
Fixed Income ETF (20.21%)
SPDR® FTSE International Government Inflation-Protected Bond ETF	32,718	1,387,897
VanEck Emerging Markets High Yield Bond ETF	112,632	2,058,913
VanEck International High Yield Bond ETF	52,364	1,053,040
VanEck J. P. Morgan EM Local Currency Bond ETF	129,124	3,246,177
Vanguard® Total International Bond ETF(a)	53,428	2,615,301
		10,361,328
North America (1.03%)
Commodity ETF (1.03%)
VanEck Gold Miners ETF/USA	15,732	528,281
	Shares	Value
United States (47.56%)
Commodity ETF (9.03%)
Graniteshares Gold Trust(b)	87,666	$1,726,143
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	205,124	2,902,505
		4,628,648
Equity ETF (15.57%)
Alpha Architect US Quantitative Momentum ETF(a)	46,550	2,035,096
Cambria Shareholder Yield ETF*	67,070	3,896,096
Cambria Value and Momentum ETF*	83,410	2,051,536
		7,982,728
Fixed Income ETF (22.96%)
Schwab US TIPS Bond ETF(a)	27,626	1,479,096
Vanguard® Intermediate-Term Corporate Bond ETF	19,950	1,606,972
Vanguard® Intermediate-Term Government Bond ETF(a)	35,454	2,136,813
Vanguard® Long-Term Treasury Bond ETF	29,678	1,949,251
Vanguard® Short-Term Corporate Bond ETF	14,174	1,083,461
Vanguard® Total Bond Market ETF	47,500	3,518,800
		11,774,393

Total Exchange Traded Funds
(Cost $52,284,939)		50,144,911

The accompanying notes are an integral part of the financial statements.

30	www.cambriafunds.com

Cambria Global Asset Allocation ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (6.02%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)	3,088,172	$3,088,172

Total Short-Term Investment
(Cost $3,088,172)		3,088,172

Total Investments (103.83%)
(Cost $55,373,111)		$53,233,083

Liabilities Less Other Assets (-3.83%)		(1,961,346)

Net Assets (100.00%)		$51,271,737

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.

(a)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $3,033,101.

(b)	Non-income producing security.

(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $3,088,172.

(d)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor's Depository Receipt

TIPS - Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	31

Cambria Global Asset Allocation ETF	Schedule of Investments

April 30, 2023

Transactions with affiliated companies during the period ended April 30, 2023 are as follows:

Security Name	Value as of April 30, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Value as of April 30, 2023	Share Balance as of April 30, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Emerging Shareholder Yield ETF	$4,171,210	$—	$881,936	$—	$(122,241)	$4,781,062	166,136	$279,968	$(121,478)	$3,672
Cambria Foreign Shareholder Yield ETF	2,086,741	—	437,683	—	(60,013)	2,422,663	95,418	127,055	(42,112)	364
Cambria Global Real Estate ETF	3,468,032	—	629,767	(330,318)	(91,014)	3,079,046	125,400	111,756	(665,872)	68,452
Cambria Global Value ETF	2,521,469	—	538,368	—	(70,463)	3,046,014	147,364	128,656	55,602	1,038
Cambria Shareholder Yield ETF	3,437,373	—	772,699	—	(108,106)	3,896,096	67,070	103,186	(261,298)	55,428
Cambria Value and Momentum ETF	1,859,253	—	413,779	—	(59,067)	2,051,536	83,410	35,877	(187,067)	24,638
	$17,544,078	$—	$3,674,232	$(330,318)	$(510,904)	$19,276,417	684,798	$786,498	$(1,222,225)	$153,592

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

32	www.cambriafunds.com

Cambria Value and Momentum ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Value and Momentum ETF
Financials	24.29%
Consumer Discretionary	21.59%
Energy	17.75%
Materials	14.80%
Industrials	10.35%
Health Care	3.84%
Information Technology	2.94%
Communication Services	2.00%
Consumer Staples	1.56%
Utilities	0.88%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (89.70%)
Communication Services (1.80%)
Scholastic Corp.	15,444	$594,131
Sciplay Corp.(a)	32,619	557,132
		1,151,263
Consumer Discretionary (19.36%)
Academy Sports & Outdoors, Inc.	8,455	537,061
Adtalem Global Education, Inc.(a)	13,000	527,410
Asbury Automotive Group, Inc.(a)	2,627	508,219
AutoNation, Inc.(a)	4,784	630,053
Century Communities, Inc.	9,076	611,178
Dillard's, Inc., Class A(b)	1,720	513,231
DR Horton, Inc.	5,612	616,310
Foot Locker, Inc.	13,096	549,901
Green Brick Partners, Inc.(a)	16,456	613,315
Group 1 Automotive, Inc.	2,964	665,359
Lennar Corp., Class A	5,242	591,350
M/I Homes, Inc.(a)	9,023	610,316
MasterCraft Boat Holdings, Inc.(a)	17,006	497,765
Meritage Homes Corp.	4,894	626,677
ODP Corp.(a)	12,947	559,440
Patrick Industries, Inc.	7,887	541,285
Penske Automotive Group, Inc.	5,408	749,441
Perdoceo Education Corp.(a)	43,886	569,640
PulteGroup, Inc.	9,659	648,602
Taylor Morrison Home Corp.(a)	14,809	638,120
Toll Brothers, Inc.	9,302	594,491
		12,399,164
	Shares	Value
Consumer Staples (1.40%)
Cal-Maine Foods, Inc.(b)	8,528	$405,080
Ingles Markets, Inc., Class A	5,356	492,966
		898,046
Energy (15.92%)
Arch Resources, Inc., Class A	4,004	489,489
Chevron Corp.	3,016	508,437
Chord Energy Corp.	5,106	726,737
Civitas Resources, Inc.	9,152	631,946
ConocoPhillips	4,836	497,576
CONSOL Energy, Inc.	9,880	586,279
Delek US Holdings, Inc.	22,255	484,046
Diamondback Energy, Inc.	4,212	598,946
Exxon Mobil Corp.	6,032	713,827
Helix Energy Solutions Group, Inc.(a)	85,769	621,825
Marathon Petroleum Corp.	5,200	634,400
PBF Energy, Inc.	16,951	590,912
PDC Energy, Inc.	10,608	690,050
Peabody Energy Corp.	24,232	582,053
Permian Resources Corp.	68,777	718,720
Plains GP Holdings LP, Class A	43,108	577,647
Valero Energy Corp.	4,732	542,619
Vitesse Energy, Inc.(a)	8	147
		10,195,656
Financials (21.79%)
American Equity Investment Life Holding Co.	12,688	488,995
American Financial Group, Inc.	3,848	472,265
American International Group, Inc.	9,724	515,761
Bancorp, Inc.(a)	18,102	577,635
Berkshire Hills Bancorp, Inc.	17,576	373,842
eHealth, Inc.(a)	66,847	401,082
Employers Holdings, Inc.	14,143	559,921
Enova International, Inc.(a)	12,430	545,926
First Horizon Corp.	21,684	380,554
Genworth Financial, Inc., Class A(a)	119,335	693,336
Heritage Financial Corp.	19,292	339,732
Jackson Financial, Inc., Class A	14,782	532,300
Jefferies Financial Group, Inc.	16,068	514,658
Kemper Corp.	9,867	480,030
Loews Corp.	12,238	704,542
MetLife, Inc.	8,060	494,320
Mr Cooper Group, Inc.(a)	13,676	633,199
NBT Bancorp, Inc.	14,091	454,294
Old Republic International Corp.	22,880	578,178
Pathward Financial, Inc.	12,267	546,249
Principal Financial Group, Inc.	7,592	567,046

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	33

Cambria Value and Momentum ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Financials (continued)
Regions Financial Corp.	23,556	$430,133
Travelers Cos., Inc.	4,316	781,800
Unum Group	19,136	807,539
Voya Financial, Inc.	8,632	660,175
WesBanco, Inc.	15,651	416,630
		13,950,142
Health Care (3.44%)
Cardinal Health, Inc.	7,603	624,206
Cigna Group	1,872	474,159
Cross Country Healthcare, Inc.(a)	23,640	519,607
McKesson Corp.	1,612	587,155
		2,205,127
Industrials (9.29%)
ArcBest Corp.	5,931	559,886
Atkore, Inc.(a)	3,878	489,908
Boise Cascade Co.	10,816	738,841
Builders FirstSource, Inc.(a)	6,446	610,887
EMCOR Group, Inc.	3,353	573,363
Encore Wire Corp.	4,264	666,591
Hub Group, Inc., Class A(a)	6,567	495,152
Insteel Industries, Inc.	17,940	493,888
Mueller Industries, Inc.	9,776	702,406
Veritiv Corp.	5,356	615,244
		5,946,166
Information Technology (2.64%)
Avnet, Inc.	17,420	718,749
Photronics, Inc.(a)	28,496	412,052
Sanmina Corp.(a)	10,671	557,667
		1,688,468
Materials (13.27%)
Alpha Metallurgical Resources, Inc.	4,940	724,006
Commercial Metals Co.	13,148	613,880
Mosaic Co.	9,048	387,707
Nucor Corp.	5,044	747,420
Olin Corp.	10,712	593,445
Olympic Steel, Inc.	10,831	504,400
Reliance Steel & Aluminum Co.	2,548	631,394
Ryerson Holding Corp.	19,500	736,515
Steel Dynamics, Inc.	5,613	583,471
SunCoke Energy, Inc.	74,152	576,903
TimkenSteel Corp.(a)	45,032	753,836
United States Steel Corp.	22,308	510,407
Warrior Met Coal, Inc.	15,704	542,887
	Shares	Value
Materials (continued)
Westlake Corp.	5,209	$592,680
		8,498,951
Utilities (0.79%)
Vistra Corp.	21,164	504,973

Total Common Stocks
(Cost $57,384,153)		57,437,956

	Shares	Value
Rights (0.00%)
Resolute Forest Prod Cvr, Expires 12/31/2049, Strike Price $0	66,033	0

	Shares	Value
Short-Term Investment (1.16%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)	745,193	$745,193

Total Short-Term Investment
(Cost $745,193)		745,193

Total Investments (90.86%)
(Cost $58,129,346)		$58,183,149

Other Assets Less Liabilities (9.14%)		5,853,206

Net Assets (100.00%)		$64,036,355

Percentages based on Net Assets.

(a)	Non-income producing security.

(b)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $726,496.

(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $745,193.

(d)	Rate shown is the 7-day effective yield as of April 30, 2023.

The accompanying notes are an integral part of the financial statements.

34	www.cambriafunds.com

Cambria Value and Momentum ETF	Schedule of Investments

April 30, 2023

The open futures contracts held by the Fund as of April 30, 2023 are as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount	Notional Value	Unrealized Depreciation
S&P® 500 E-Mini Future	156	Jun-2023	$(32,670,300)	$(31,449,257)	$(1,221,043)

For the period ended April 30, 2023, the monthly average notional value of the short equity futures contracts held was $(58,012,630) and the ending notional value of the futures contacts was $(32,670,300).

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	35

Cambria Global Tail Risk ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Global Tail Risk ETF
Exchange Traded Funds	89.34%
Purchased Options	6.15%
Sovereign Debt	4.51%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (78.10%)
International (36.36%)
Fixed Income ETF (36.36%)
VanEck J. P. Morgan EM Local Currency Bond ETF	29,150	$732,831
Vanguard® Total International Bond ETF	14,221	696,118
		1,428,949
United States (41.74%)
Fixed Income ETF (41.74%)
iShares® 7-10 Year Treasury Bond ETF	8,435	841,222
iShares® TIPS Bond ETF	7,254	799,246
		1,640,468

Total Exchange Traded Funds
(Cost $3,037,515)		3,069,417

	Currency	Face Amount	Value
Sovereign Debt (3.95%)
Colombian TES, 7.500%, 8/26/2026	COP	812,500,000	155,100

Total Sovereign Debt
(Cost $285,550)			155,100
	Contracts	Notional Amount	Value
Purchased Options (5.37%)
Put Options
MSCI EAFE Index-MXEA US 03/15/24 P2000
Expires 03/15/24, Strike Price $2,000	8	$1,715,080	$57,400
MSCI EAFE Index-MXEA US 06/16/23 P1700
Expires 06/16/23, Strike Price $1,700	8	1,715,080	480
MSCI EAFE Index-MXEA US 09/15/23 P1700
Expires 09/15/23, Strike Price $1,700	8	1,715,080	5,400
MSCI EAFE Index-MXEA US 12/15/23 P1900
Expires 12/15/23, Strike Price $1,900	8	1,715,080	28,320
MSCI Emerging Markets Index-MXEF US 03/15/24 P950
Expires 03/15/24, Strike Price $950	8	781,640	41,280
MSCI Emerging Markets Index-MXEF US 06/16/23 P950
Expires 06/16/23, Strike Price $950	8	781,640	8,400
MSCI Emerging Markets Index-MXEF US 09/15/23 P900
Expires 09/14/23, Strike Price $900	12	1,172,460	21,240
MSCI Emerging Markets Index-MXEF US 12/15/23 P950
Expires 12/15/23, Strike Price $950	12	1,172,460	48,600

The accompanying notes are an integral part of the financial statements.

36	www.cambriafunds.com

Cambria Global Tail Risk ETF	Schedule of Investments

April 30, 2023

	Contracts	Notional Amount	Value
Purchased Options (continued)

Total Purchased Options
(Cost $536,494)			$211,120

Total Investments (87.42%)
(Cost $3,859,559)			$3,435,637

Other Assets Less Liabilities (12.58%)			494,209

Net Assets (100.00%)			$3,929,846

Percentages based on Net Assets.

Currency Abbreviations:

COP — Colombian Peso

Investment Abbreviations:

EAFE - Europe, Australasia and Far East

ETF - Exchange Traded Funds

MSCI- Morgan Stanley Capital International

TES- Trans European Banking Services

MXEA- Ticker for MSCI EAFE Index

MXEF- Ticker for MSCI Emerging Markets Index

TIPS - Treasury Inflation Protected Security

Cambria Global Tail Risk ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$3,069,417	$–	$–	$3,069,417
Sovereign Debt	–	155,100	–	155,100
Total	$3,069,417	$155,100	$–	$3,224,517
Other Financial Instruments
Purchased Options	$211,120	$–	$–	$211,120
Total	$211,120	$–	$–	$211,120

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1 or Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	37

Cambria Emerging Shareholder Yield ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Emerging Shareholder Yield ETF
Information Technology	19.05%
Energy	17.62%
Financials	15.29%
Materials	15.17%
Industrials	13.15%
Consumer Discretionary	9.51%
Consumer Staples	3.29%
Utilities	3.27%
Health Care	2.52%
Real Estate	1.13%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (95.53%)
Brazil (2.65%)
Cielo SA	1,955,700	$2,129,085
Enauta Participacoes SA	504,300	1,159,694
Petroleo Brasileiro SA	258,300	1,373,892
		4,662,671
China (21.96%)
Anhui Conch Cement Co., Ltd., Class H	430,500	1,354,627
Bank of Communications Co., Ltd., Class H	3,075,000	1,982,190
China Coal Energy Co., Ltd., Class H	2,091,000	1,790,082
China Hongqiao Group, Ltd.	1,722,000	1,686,977
China Petroleum & Chemical Corp.	4,030,000	2,633,735
China Shenhua Energy Co., Ltd., Class H	861,000	2,851,847
E-Commodities Holdings, Ltd.	8,856,000	1,466,664
Fufeng Group, Ltd.	3,444,000	2,084,042
Huadian Power International Corp.,
Ltd., Class H(a)	5,520,000	2,672,221
JNBY Design, Ltd.	1,168,500	1,284,663
Lonking Holdings, Ltd.	5,289,000	936,565
People's Insurance Co. Group of China, Ltd.(b)	5,887,000	2,309,907
PetroChina Co., Ltd., Class H	3,600,000	2,490,302
Shenzhen Expressway Corp., Ltd., Class H	1,722,000	1,603,616
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,930,000	336,843
	Shares	Value
China (continued)
Sinotruk Hong Kong, Ltd.	1,660,500	$2,525,765
Tianli International Holdings, Ltd.	6,765,000	1,749,499
Tianneng Power International, Ltd.(a)	130,000	150,542
Xinte Energy Co., Ltd., Class H(a)	787,200	1,937,501
Yankuang Energy Group Co., Ltd., Class H	984,000	3,365,806
Zhejiang Expressway Co., Ltd., Class H	1,722,000	1,425,924
		38,639,318
Hong Kong (1.16%)
China Medical System Holdings, Ltd.	1,230,000	2,037,034

India (6.87%)
Coal India, Ltd.	739,353	2,105,952
Indian Bank	742,161	2,923,798
Oil & Natural Gas Corp., Ltd.	1,084,122	2,105,683
Oil India, Ltd.	733,941	2,285,599
Vedanta, Ltd.	782,895	2,672,431
		12,093,463
Indonesia (1.95%)
Indo Tambangraya Megah Tbk PT	762,600	1,731,055
United Tractors Tbk PT	861,000	1,696,176
		3,427,231
Mexico (5.06%)
Arca Continental SAB de CV	246,000	2,349,926
Banco del Bajio SA(c)	713,400	2,345,794
GCC SAB de CV	209,100	1,663,078
Grupo Financiero Inbursa SAB de CV	1,045,500	2,555,092
		8,913,890
Poland (1.09%)
Powszechny Zaklad Ubezpieczen SA	207,993	1,913,969

Russia (–%)(d)
Alrosa PJSC(e)(f)(g)	538,800	–
Beluga Group PJSC(e)(f)(g)	20,340	–
Federal Grid Co. Unified Energy System PJSC(e)(f)(g)	328,200,000	4
Gazprom Neft PJSC(e)(f)(g)	223,200	–
Gazprom PJSC(e)(f)(g)	423,000	–
Inter RAO UES PJSC(e)(f)(g)	11,040,000	–
LUKOIL PJSC(e)(f)(g)	17,160	–
Magnitogorsk Iron & Steel Works PJSC(e)(f)(g)	1,560,000	–

The accompanying notes are an integral part of the financial statements.

38	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Russia (continued)
Novolipetsk Steel PJSC(e)(f)(g)	458,400	$–
OGK-2 PJSC(e)(f)(g)	94,200,000	1
Sberbank of Russia PJSC(e)(f)(g)	276,600	–
Severstal PAO(e)(f)(g)	85,200	–
Unipro PJSC(e)(f)(g)	21,240,000	1
		6
South Africa (15.15%)
Absa Group, Ltd.	174,736	1,696,876
AECI, Ltd.	339,357	1,601,197
African Rainbow Minerals, Ltd.	161,622	2,029,497
Exxaro Resources, Ltd.	121,647	1,275,623
Investec PLC	402,456	2,240,377
Investec, Ltd.	395,568	2,175,435
Kumba Iron Ore, Ltd.	60,762	1,473,900
Motus Holdings, Ltd.	390,279	2,026,869
Nedbank Group, Ltd.	142,557	1,644,754
Reunert, Ltd.	705,887	2,274,042
Sasol, Ltd.	107,096	1,388,545
Sibanye Stillwater, Ltd.	731,358	1,614,045
Thungela Resources, Ltd.	113,652	1,063,921
Tiger Brands, Ltd.	126,567	1,371,289
Truworths International, Ltd.	938,623	2,790,341
		26,666,711
South Korea (10.37%)
GS Holdings Corp.	58,231	1,727,264
Hanmi Semiconductor Co., Ltd.	124,476	1,911,224
HD Hyundai Construction Equipment Co., Ltd.	40,467	2,052,980
HD Hyundai Infracore Co., Ltd.	275,889	2,032,476
IS Dongseo Co., Ltd.	49,077	1,358,564
Kia Corp.	32,533	2,053,974
KT&G Corp.	28,132	1,803,441
LX Semicon Co., Ltd.	26,937	2,115,271
S-Oil Corp.	30,249	1,686,025
SSANGYONG C&E Co., Ltd.	345,139	1,508,565
		18,249,784
Taiwan (22.25%)
Asustek Computer, Inc.	246,000	2,260,551
Catcher Technology Co., Ltd.	369,000	2,172,530
Chicony Electronics Co., Ltd.	615,000	1,940,473
Dimerco Express Corp.	984,000	2,768,675
Generalplus Technology, Inc.	1,107,000	2,005,689
Holy Stone Enterprise Co., Ltd.	615,000	2,040,498
Huaku Development Co., Ltd.	615,000	1,894,462
IEI Integration Corp.	984,000	2,528,617
	Shares	Value
Taiwan (continued)
ITE Technology, Inc.	738,000	$2,124,518
Nantex Industry Co., Ltd.	1,476,000	1,894,062
O-TA Precision Industry Co., Ltd.	615,000	2,390,583
Radiant Opto-Electronics Corp.	492,000	1,808,441
Systex Corp.	615,000	1,632,398
TaiDoc Technology Corp.(b)	369,000	2,208,539
Taiwan Semiconductor Co., Ltd.(b)	492,000	1,467,558
Topco Scientific Co., Ltd.	492,000	2,984,728
Transcend Information, Inc.	615,000	1,420,347
Tripod Technology Corp.	492,000	1,840,449
Utechzone Co., Ltd.	615,000	1,774,433
		39,157,551
Thailand (1.03%)
Tisco Financial Group PLC	688,800	1,820,461

Turkey (5.99%)
Aksa Akrilik Kimya Sanayii AS	455,715	1,538,066
Dogus Otomotiv Servis ve Ticaret AS	317,832	1,999,982
Enerjisa Enerji AS(c)	1,976,979	2,829,555
Eregli Demir ve Celik Fabrikalari TAS	1,274,649	2,171,651
Iskenderun Demir ve Celik AS(b)	1,297,896	1,995,069
		10,534,323

Total Common Stocks
(Cost $178,735,938)		168,116,412

	Shares	Value
Short-Term Investment (1.20%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(h)(i)	2,103,407	$2,103,407

Total Short-Term Investment
(Cost $2,103,407)		2,103,407

Total Investments (96.73%)
(Cost $180,839,345)		$170,219,819

Other Assets Less Liabilities (3.27%)		5,755,407

Net Assets (100.00%)		$175,975,226

Percentages based on Net Assets.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	39

Cambria Emerging Shareholder Yield ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (continued)

(a)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $1,996,887.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the fair value of securities restricted under Rule 144A in the aggregate was $5,175,349, representing 2.94% of net assets.
(d)	Less than 0.005%.
(e)	Level 3 security in accordance with fair value hierarchy.
(f)	These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2023 was $6, which represent 0.00% of the Fund's Net Assets.
(g)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2023, these securities had an aggregate market value of $6 or 0% of total net assets.
(h)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $2,103,407.
(i)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

ADR - American Depository Receipt

AS- Turkish Joint Stock Company

PAO- Russian Public Stock Company

PJSC - Private Joint Stock Company

PLC - Public Limited Company

SA- Brazilian Limited Liability Corporation

TAS- Turkish Joint Stock Company

Cambria Emerging Shareholder Yield ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs(1)	Level 3 - Significant Unobservable Inputs(2)	Total
Common Stocks	$168,116,406	$–	$6	$168,116,412
Short-Term Investment	2,103,407	–	–	2,103,407
Total	$170,219,813	$–	$6	$170,219,819

(1)	Included in Level 2 is one Rights holdings with total value of $0.
(2)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

The accompanying notes are an integral part of the financial statements.

40	www.cambriafunds.com

Cambria Tail Risk ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Tail Risk ETF
U.S. Treasury Obligations	94.56%
Purchased Options	5.44%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Face Amount	Value
U.S. Treasury Obligations (91.89%)
U.S. Treasury Bond 4.125%, 11/15/2032	$181,744,000	$191,825,112
United States Treasury Inflation Indexed Bonds 0.125%, 7/15/2030	15,486,753	14,339,564
		206,164,676

Total U.S. Treasury Obligations
(Cost $201,860,841)		206,164,676

	Contracts	Notional Amount	Value
Purchased Options (5.28%)
Put Options
S&P 500® Index
Expires 06/16/23, Strike Price $3,800	106	$44,196,488	$180,200
Expires 09/15/23, Strike Price $3,500	406	169,280,888	1,447,390
Expires 12/15/23, Strike Price $3,600	294	122,582,712	2,277,030
Expires 03/15/24, Strike Price $3,600	277	115,494,596	2,902,960
Expires 03/15/24, Strike Price $3,800	98	40,860,904	1,368,080
Expires 06/21/24, Strike Price $3,500	116	48,365,968	1,336,900
	Contracts	Notional Amount	Value
Purchased Options (continued)
Expires 06/21/24, Strike Price $3,800	138	$57,538,824	$2,337,030

Total Purchased Options
(Cost $25,261,591)			11,849,590

Total Investments (97.17%)
(Cost $227,122,432)			$218,014,266

Other Assets Less Liabilities (2.83%)			6,357,554

Net Assets (100.00%)			$224,371,820

Percentages based on Net Assets.

Cambria Tail Risk ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Treasury Obligations	$–	$206,164,676	$–	$206,164,676
Total	$–	$206,164,676	$–	$206,164,676
Other Financial
Instruments
Purchased Options	$11,849,590	$–	$–	$11,849,590
Total	$11,849,590	$–	$–	$11,849,590

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	41

Cambria Trinity ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Trinity ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (97.85%)
Global (20.44%)
Alternative ETF (3.35%)
iMGP DBi Managed Futures Strategy ETF	150,252	$3,990,693

Equity ETF (17.09%)
Alpha Architect Value Momentum Trend ETF	23,520	530,120
iShares® Global Consumer Discretionary ETF	16,224	2,333,660
iShares® Global Materials ETF	28,416	2,360,233
Cambria Global Real Estate ETF*(a)	183,840	4,513,970
Cambria Global Value ETF*	513,707	10,618,324
		20,356,307
International (27.67%)
Equity ETF (17.06%)
Cambria Emerging Shareholder Yield ETF*	343,488	9,884,898
Cambria Foreign Shareholder Yield ETF*	410,781	10,429,729
		20,314,627
Fixed Income ETF (10.61%)
SPDR® FTSE International Government Inflation-Protected Bond ETF	57,504	2,439,320
VanEck Emerging Markets High Yield Bond ETF	137,376	2,511,233
VanEck J. P. Morgan EM Local Currency Bond ETF(a)	305,568	7,681,980
		12,632,533
North America (12.67%)
Commodity ETF (4.28%)
Invesco DB Precious Metals Fund	50,208	2,601,894
	Shares	Value
Commodity ETF (continued)
VanEck Gold Miners ETF/USA	74,208	$2,491,905
		5,093,799
Equity ETF (8.39%)
iShares® Global Consumer Staples ETF	40,896	2,636,974
iShares® Global Industrials ETF	22,464	2,577,744
iShares® Global Tech ETF	44,832	2,425,411
WisdomTree Emerging Markets Local Debt Fund	87,168	2,355,306
		9,995,435
United States (37.07%)
Alternative ETF (3.91%)
First Trust Managed Futures Strategy Fund	97,219	4,653,873

Commodity ETF (5.59%)
Graniteshares Gold Trust(b)	130,974	2,578,878
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	288,000	4,075,200
		6,654,078
Equity ETF (11.74%)
Cambria Shareholder Yield ETF*	81,792	4,751,297
Cambria Value and Momentum ETF*	375,360	9,232,280
		13,983,577
Fixed Income ETF (15.83%)
Schwab US TIPS Bond ETF(a)	46,752	2,503,102
Vanguard® Intermediate-Term Government Bond ETF(a)	150,336	9,060,751
Vanguard® Total Bond Market ETF	98,514	7,297,917
		18,861,770

Total Exchange Traded Funds
(Cost $118,419,639)		116,536,692

The accompanying notes are an integral part of the financial statements.

42	www.cambriafunds.com

Cambria Trinity ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (6.03%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)	7,182,450	$7,182,450

Total Short-Term Investment
(Cost $7,182,450)		7,182,450

Total Investments (103.88%)
(Cost $125,602,089)		$123,719,142

Liabilities Less Other Assets (-3.88%)		(4,619,310)

Net Assets (100.00%)		$119,099,832

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $7,066,716.
(b)	Non-income producing security.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $7,182,450.
(d)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor's Depository Receipt

TIPS - Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	43

Cambria Trinity ETF	Schedule of Investments

April 30, 2023

Transactions with affiliated companies during the period ended April 30, 2023 are as follows:

Security Name	Market Value as of April 30, 2022	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2023	Share Balance as of April 30, 2023	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/ Loss
Cambria Foreign Shareholder Yield ETF	$3,557,864	$6,305,740	$3,650,408	$(2,583,621.00)	$(717,797)	$10,429,729	410,781	$310,252	$44,123	$206,621
Cambria Global Real Estate ETF	2,684,615	134,191	3,164,314	(635,900)	(333,424)	4,513,970	183,840	159,463	(558,930)	59,105
Cambria Value and Momentum ETF	6,598,945	—	11,154,913	(6,714,326)	(739,128)	9,232,280	375,360	217,823	(1,330,723)	262,598
Cambria Shareholder Yield ETF	4,148,948	3,202,006	3,809,946	(5,765,909)	(377,191)	4,751,297	81,792	139,053	(994,806)	728,303
Cambria Global Value ETF	1,997,674	4,996,775	3,576,197	—	(729,704)	10,618,324	513,707	221,318	671,813	105,569
Cambria Emerging Shareholder Yield ETF	1,791,214	5,202,562	3,434,590	—	(686,387)	9,884,898	343,488	283,006	98,366	44,553
	$20,779,260	$19,841,274	$28,790,368	$(15,699,756)	$3,583,631)	$49,430,498	1,908,968	$1,330,915	$(2,070,157)	$1,373,141

Investments no longer affiliated as of April 30, 2023

Cambria Tail Risk ETF	$—	$1,509,930	$1,619,641	$(2,835,608)	$—	$—	$—	$11,885	$—	$(293,963)
	$—	$1,509,930	$1,619,641	$(2,835,608)	$—	$—	$—	$11,885	$—	$(293,963)

Grand Total	$20,779,260	$21,351,204	$30,410,009	$(18,535,364)	$(3,583,631)	$49,430,498	$1,908,968	$1,342,800	$(2,070,157)	$1,112,786

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

44	www.cambriafunds.com

Cambria Cannabis ETF	Schedule of Investments

April 30, 2023

Country Composition
United States	49.94%
Great Britain	13.53%
Canada	13.53%
Ireland	7.69%
Israel	1.24%
85.93%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Sector Weightings
Cambria Cannabis ETF
Consumer Staples	53.35%
Health Care	27.82%
Materials	7.50%
Real Estate	5.24%
Financials	2.14%
Consumer Discretionary	1.80%
Industrials	1.63%
Information Technology	0.52%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (85.93%)
Consumer Discretionary (1.55%)
Greenlane Holdings, Inc., Class A(a)(b)	29,540	$8,892
GrowGeneration Corp.(a)	48,060	164,365
		173,257
Consumer Staples (45.84%)
Altria Group, Inc.	16,200	769,662
British American Tobacco PLC	14,400	529,707
Constellation Brands, Inc., Class A	4,320	991,310
Imperial Brands PLC	39,816	984,517
Philip Morris International, Inc.	7,560	755,773
Turning Point Brands, Inc.	20,880	496,735
Universal Corp.	9,180	503,890
Village Farms International, Inc.(a)(b)	126,288	97,217
		5,128,811
	Shares	Value
Financials (1.84%)
AFC Gamma, Inc.	16,956	$205,507

Health Care (23.91%)
Aurora Cannabis, Inc.(a)(b)	184,392	110,635
Canopy Growth Corp.(a)(b)	63,360	82,368
cbdMD, Inc.(a)	6,026	19,765
Charlottes Web Holdings, Inc.(a)(b)	372,060	127,695
Cronos Group, Inc.(a)(b)	180,792	338,081
Intercure, Ltd.(a)(b)	59,652	138,989
Jazz Pharmaceuticals PLC(a)	6,120	859,676
MyMD Pharmaceuticals, Inc.(a)(b)	61,956	112,140
Organigram Holdings, Inc.(a)(b)	491,220	246,544
SNDL, Inc.(a)(b)	175,428	261,388
Tilray Brands, Inc.(a)(b)	160,596	377,401
		2,674,682
Industrials (1.40%)
Agrify Corp.(a)	9,280	2,227
Hydrofarm Holdings Group, Inc.(a)	50,544	79,354
Urban-Gro, Inc.(a)	38,808	75,676
		157,257
Information Technology (0.44%)
WM Technology, Inc.(a)(b)	68,544	49,681

Materials (6.45%)
Scotts Miracle-Gro Co.	10,800	721,548

Real Estate (4.50%)
Innovative Industrial Properties, Inc.	7,344	503,431

Total Common Stocks
(Cost $27,566,854)		9,614,174

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	45

Cambria Cannabis ETF	Schedule of Investments

April 30, 2023

	Shares	Value
Short-Term Investment (9.54%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 4.76%(c)(d)(e)	1,066,948	$1,066,948

Total Short-Term Investment
(Cost $1,066,948)		1,066,948

Total Investments (95.46%)
(Cost $28,633,802)		$10,681,122

Other Assets Less Liabilities (4.54%)		507,424

Net Assets (100.00%)		$11,188,546

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2023. The total value of securities on loan at April 30, 2023 was $980,938.
(c)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2023 was $1,066,948.
(e)	Rate shown is the 7-day effective yield as of April 30, 2023.

Investment Abbreviations:

ADR - American Depository Receipt

PLC - Public Limited Company

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

46	www.cambriafunds.com

Cambria Global Real Estate ETF	Schedule of Investments

April 30, 2023

Sector Weightings
Cambria Global Real Estate ETF
Real Estate	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (96.32%)(a)
Australia (5.39%)
BWP Trust	131,292	$337,078
Charter Hall Retail REIT	131,313	335,395
Hotel Property Investments, Ltd.	153,762	347,965
Vicinity, Ltd.	261,429	363,274
		1,383,712
Canada (2.58%)
H&R Real Estate Investment Trust	36,666	317,987
RioCan Real Estate Investment Trust	22,176	343,398
		661,385
France (1.43%)
Klepierre SA	14,469	366,062

Great Britain (1.33%)
AEW UK REIT PLC(b)	276,612	340,681

Japan (3.76%)
Ooedo Onsen Reit Investment Corp.	756	366,223
Tokyu REIT, Inc.	210	279,907
Tosei Reit Investment Corp.	336	320,106
		966,236
Malaysia (1.40%)
IGB Real Estate Investment Trust	917,700	360,044

Mexico (7.58%)
Concentradora Fibra Danhos SA de CV	392,700	522,668
FIBRA Macquarie Mexico(b)(c)	296,100	486,322
Fibra Uno Administracion SA de CV	342,300	472,341
TF Administradora Industrial S de RL de CV	247,800	464,466
		1,945,797
Netherlands (2.94%)
Vastned Retail NV	14,322	325,887
	Shares	Value
Netherlands (continued)
Wereldhave NV	28,056	$430,028
		755,915
Singapore (4.19%)
Mapletree Industrial Trust(d)	205,800	367,073
PARAGON REIT(d)	497,700	348,746
Sasseur Real Estate Investment Trust(b)	667,800	360,338
		1,076,157
South Africa (6.25%)
Growthpoint Properties, Ltd.	437,304	304,326
Redefine Properties, Ltd.	1,614,312	342,410
SA Corporate Real Estate, Ltd.	2,948,820	301,451
Stor-Age Property REIT, Ltd.	449,211	323,417
Vukile Property Fund, Ltd.	482,874	333,135
		1,604,739
Thailand (2.80%)
Frasers Property Thailand Industrial Freehold & Leasehold REIT	1,125,600	359,295
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust	1,125,600	359,296
		718,591
Turkey (3.10%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	1,216,740	375,941
Yeni Gimat Gayrimenkul Ortakligi AS	242,235	419,177
		795,118
United States (53.57%)
Agree Realty Corp.	6,300	428,337
Alpine Income Property Trust, Inc.	17,829	286,690
Armada Hoffler Properties, Inc.	29,652	347,521
Boston Properties, Inc.	4,263	227,474
Braemar Hotels & Resorts, Inc.	71,085	270,123
Brixmor Property Group, Inc.	16,800	358,344
CareTrust REIT, Inc.	16,926	329,888
Chatham Lodging Trust	27,531	281,917
Community Healthcare Trust, Inc.	8,148	291,617
Corporate Office Properties Trust	12,600	288,414
Empire State Realty Trust, Inc.	50,631	309,355
EPR Properties	8,820	370,087
Equity Commonwealth	13,503	279,782
Equity Residential	5,565	351,986
Four Corners Property Trust, Inc.	13,986	356,783
Franklin Street Properties Corp.	73,500	85,260

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	47

Cambria Global Real Estate ETF	Schedule of Investments

April 30, 2023

	Shares	Value
United States (continued)
Gaming and Leisure Properties, Inc.	5,733	$298,116
Getty Realty Corp.	12,243	408,059
Global Net Lease, Inc.	25,452	286,590
Hersha Hospitality Trust	37,632	237,082
Highwoods Properties, Inc.	8,400	192,528
InvenTrust Properties Corp.	14,217	320,593
Iron Mountain, Inc.	5,649	312,051
Kilroy Realty Corp.	6,300	184,212
LTC Properties, Inc.	8,169	273,253
National Health Investors, Inc.	5,607	279,060
National Retail Properties, Inc.	8,400	365,400
Necessity Retail REIT, Inc.	54,348	299,458
Omega Healthcare Investors, Inc.	11,025	295,029
Paramount Group, Inc.	46,200	200,046
Physicians Realty Trust	20,034	288,890
Regency Centers Corp.	4,893	300,577
Retail Opportunity Investments Corp.	21,000	273,630
Rexford Industrial Realty, Inc.	6,300	351,351
RPT Realty	29,400	273,420
Sabra Health Care REIT, Inc.	26,628	303,559
Saul Centers, Inc.	8,400	302,652
SITE Centers Corp.	25,200	310,968
Spirit Realty Capital, Inc.	8,295	319,026
Tanger Factory Outlet Centers, Inc.	18,123	355,392
Universal Health Realty Income Trust	7,413	322,466
Urstadt Biddle Properties, Inc., Class A	21,000	361,620
VICI Properties, Inc.	14,700	498,918
Whitestone REIT	37,527	335,867
WP Carey, Inc.	4,557	338,129
		13,751,520

Total Common Stocks
(Cost $25,667,823)		24,725,957
	Shares	Value
Real Estate Investment Trusts (2.39%)
United States (2.39%)
Apple Hospitality REIT, Inc.	21,525	320,507
NexPoint Diversified Real Estate Trust	27,426	292,361

Total Real Estate Investment Trusts
(Cost $669,567)		612,868

Total Investments (98.71%)
(Cost $26,337,390)		$25,338,825

Other Assets Less Liabilities (1.29%)		332,031

Net Assets (100.00%)		$25,670,856

Percentages based on Net Assets.

(a)	Real Estate Investment Trust.
(b)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2023, the aggregate market value of those securities was $1,187,341 representing 4.63% of the Fund's net assets.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023, the fair value of securities restricted under Rule 144A in the aggregate was $486,322, representing 1.89% of net assets.
(d)	Non-income producing security.

Investment Abbreviations:

AS- Turkish Joint Stock Company

NV- Dutch Public Limited Liability Company

PLC- Public Limited Company

REIT- Real Estate Investment Trust

SA de CV- Mexican Public Limited Company with Variable Capital

As of April 30, 2023, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

The accompanying notes are an integral part of the financial statements.

48	www.cambriafunds.com

Cambria ETF Trust	Statements of Assets and Liabilities

April 30, 2023

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Assets
Unaffiliated Investments at Value*	$726,675,898	$188,773,859	$134,045,594	$108,281,529
Affiliated Investments at Value	–	–	–	77,744,042
Foreign Currency at Value	829	542,429	851,483	–
Cash and cash equivalents	5,434,735	2,670,756	4,647,458	1,351,253
Segregated cash balances with authorized participants for deposit securities	–	1,160,896	–	–
Dividends receivable, Net	712,002	1,480,128	1,037,914	–
Reclaims receivable	14,663	197,687	356,136	–
Receivable for investments sold	–	–	–	–
Other assets	8,191	16,218	2,961	33,694
Total Assets	732,846,318	194,841,973	140,941,546	187,410,518

Liabilities
Payable for collateral upon return of securities loaned	14,462,896	5,946,314	2,862,287	9,370,036
Payable for collateral upon return of deposit securities	–	1,160,896	–	–
Payable due to investment adviser	329,414	80,432	66,824	85,132
Custodian fees payable	–	–	34,059	–
Other liabilities	–	–	–	2,987
Total Liabilities	14,792,310	7,187,642	2,963,170	9,458,155

Net Assets	$718,054,008	$187,654,331	$137,978,376	$177,952,363

Net Assets Consists of
Paid-in Capital	$775,565,444	$192,208,454	$171,472,121	$187,707,758
Total Accumulated Loss	(57,511,436)	(4,554,123)	(33,493,745)	(9,755,395)

Net Assets	$718,054,008	$187,654,331	$137,978,376	$177,952,363
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	12,350,000	7,450,010	6,650,010	6,350,001
Net Asset Value, Offering and Redemption Price Per Share	$58.14	$25.19	$20.75	$28.02

Unaffiliated Investments at Cost	$760,272,888	$188,792,143	$144,634,053	$104,647,419
Affiliated Investments at Cost	$–	$–	$–	$75,506,269
Cost of Foreign Currency	$835	$541,545	$859,713	$–
*Includes value of securities on loan	$14,240,689	$5,631,808	$2,679,779	$9,194,963

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	49

Cambria ETF Trust	Statements of Assets and Liabilities

April 30, 2023

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Assets
Unaffiliated Investments at Value*	$33,956,666	$58,183,149	$3,435,637	$170,219,819
Affiliated Investments at Value	19,276,417	–	–	–
Foreign Currency at Value	–	–	12,873	181,819
Cash and cash equivalents	1,102,993	721,782	279,989	7,513,361
Cash at Broker for futures contracts	–	6,267,320	–	–
Cash at Broker for options contracts	–	–	189,275	–
Dividends receivable, Net	–	46,497	–	503,615
Reclaims receivable	–	–	5,520	841
Receivable for investments sold	–	1,103,761	–	–
Interest receivable	–	–	8,373	–
Other assets	23,833	18	86	2,257
Total Assets	54,359,909	66,322,527	3,931,753	178,421,712

Liabilities
Payable for collateral upon return of securities loaned	3,088,172	745,193	–	2,103,407
Variation Margin Payable	–	276,269	–	–
Deferred foreign capital gains tax payable	–	–	–	236,904
Payable for fund shares redeemed	–	1,231,507	–	–
Payable due to investment adviser	–	33,000	1,907	80,187
Custodian fees payable	–	–	–	25,988
Other liabilities	–	203	–	–
Total Liabilities	3,088,172	2,286,172	1,907	2,446,486

Net Assets	$51,271,737	$64,036,355	$3,929,846	$175,975,226

Net Assets Consists of
Paid-in Capital	$53,391,241	$84,487,786	$5,218,048	$189,288,176
Total Accumulated Loss	(2,119,504)	(20,451,431)	(1,288,202)	(13,312,950)

Net Assets	$51,271,737	$64,036,355	$3,929,846	$175,975,226
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	1,900,001	2,600,004	200,000	6,150,004
Net Asset Value, Offering and Redemption Price Per Share	$26.99	$24.63	$19.65	$28.61

Unaffiliated Investments at Cost	$36,245,678	$58,129,346	$3,859,559	$180,839,345
Affiliated Investments at Cost	$19,127,433	$–	$–	$–
Cost of Foreign Currency	$–	$–	$34,194	$181,846
*Includes value of securities on loan	$3,033,101	$726,496	$–	$1,996,887

The accompanying notes are an integral part of the financial statements.

50	www.cambriafunds.com

Cambria ETF Trust	Statements of Assets and Liabilities

April 30, 2023

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Assets
Unaffiliated Investments at Value*	$218,014,266	$74,288,644	$10,681,122	$25,338,825
Affiliated Investments at Value	–	49,430,498	–	–
Foreign Currency at Value	–	–	62,254	68,995
Cash and cash equivalents	1,402,036	2,544,513	1,303,048	172,732
Cash at Broker for options contracts	1,575,831	–	–	–
Dividends receivable, Net	–	–	18,979	88,361
Reclaims receivable	–	–	–	13,421
Receivable for investments sold	–	–	190,678	–
Interest receivable	3,464,202	–	–	–
Other assets	–	18,627	3,278	–
Total Assets	224,456,335	126,282,282	12,259,359	25,682,334

Liabilities
Payable for collateral upon return of securities loaned	–	7,182,450	1,066,948	–
Payable due to investment adviser	84,515	–	3,865	11,478
Other liabilities	–	–	–	–
Total Liabilities	84,515	7,182,450	1,070,813	11,478

Net Assets	$224,371,820	$119,099,832	$11,188,546	$25,670,856

Net Assets Consists of
Paid-in Capital	$373,330,294	$122,528,437	$35,994,193	$29,844,571
Total Accumulated Loss	(148,958,474)	(3,428,605)	(24,805,647)	(4,173,715)

Net Assets	$224,371,820	$119,099,832	$11,188,546	$25,670,856
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	15,350,002	4,800,002	1,800,002	1,050,002
Net Asset Value, Offering and Redemption Price Per Share	$14.62	$24.81	$6.22	$24.45

Unaffiliated Investments at Cost	$227,122,432	$75,547,257	$28,633,802	$26,337,390
Affiliated Investments at Cost	$–	$50,054,832	$–	$–
Cost of Foreign Currency	$–	$–	$60,910	$69,176
*Includes value of securities on loan	$–	$7,066,716	$980,938	$–

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	51

Cambria ETF Trust	Statements of Operations

For the Year Ended April 30, 2023

	Cambria Shareholder Yield ETF	Cambria Foreign Shareholder Yield ETF	Cambria Global Value ETF	Cambria Global Momentum ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$18,911,676	$7,657,020	$6,649,956	$1,039,601
Dividend Income from Affiliated Investments	–	–	328,977	2,993,602
Income from Securities Lending	211,994	80,175	28,126	135,234
Less: Foreign Taxes Withheld	831	(609,053)	(598,000)	–
Other Income	130,167	74,878	42,820	81,193
Total Investment Income	19,254,668	7,203,020	6,451,879	4,249,630

Expenses:
Management Fees	3,717,386	592,687	618,488	883,989
Custodian Fees	–	–	86,812	–
Total Expenses	3,717,386	592,687	705,300	883,989
Net Expenses	3,717,386	592,687	705,300	883,989
Net Investment Income	15,537,282	6,610,333	5,746,579	3,365,641

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(a)	(11,730,524)	(3,221,161)	2,778,756	(9,803,054)
Net Realized Gain/(Loss) on Affiliated Investments(a)	–	–	621,826	(2,682,559)
Net Realized Gain/(Loss) on Foreign Currency Transactions	217	(223,205)	(120,764)	–
Long Term Capital Gains Received from registered investment companies	–	–	–	449,698
Net Change in Unrealized Appreciation/(Depreciation) on Unaffiliated Investments	(22,392,024)	1,905,268	3,346,466	(2,412,818)
Net Change in Unrealized Depreciation on Affiliated Investments	–	–	(2,573,718)	560,099
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(699)	23,473	17,285	–
Net Realized and Unrealized Gain/(Loss) on Investments	(34,123,030)	(1,515,625)	4,069,851	(13,888,634)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(18,585,748)	$5,094,708	$9,816,430	$(10,522,993)

The accompanying notes are an integral part of the financial statements.

52	www.cambriafunds.com

Cambria ETF Trust	Statements of Operations

For the Year Ended April 30, 2023

	Cambria Global Asset Allocation ETF	Cambria Value and Momentum ETF	Cambria Global Tail Risk ETF	Cambria Emerging Shareholder Yield ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$1,032,597	$2,195,438	$97,720	$9,709,923
Dividend Income from Affiliated Investments	786,498	–	–	–
Interest Income	–	–	22,727	–
Income from Securities Lending	43,773	3,787	649	70,293
Less: Foreign Taxes Withheld	–	–	4,047	(1,297,556)
Other Income	19,072	116,144	7,975	52,442
Total Investment Income	1,881,940	2,315,369	133,118	8,535,102

Expenses:
Management Fees	–	523,313	28,175	702,946
Custodian Fees	–	–	–	83,814
Broker fees	–	18,868	–	–
Total Expenses	–	542,181	28,175	786,760
Net Expenses	–	542,181	28,175	786,760
Net Investment Income	1,881,940	1,773,188	104,943	7,748,342

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Loss on Unaffiliated Investments(a)	(29,067)	(666,372)	(442,591)	(3,911,895)
Net Realized Gain on Affiliated Investments(a)	153,592	–	–	–
Net Realized Gain on Purchased Options	–	–	264,083	–
Net Realized Loss on Futures Contracts	–	(3,859,660)	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(806,965)	(181,142)
Long Term Capital Gains Received from registered investment companies	23,361	–	10,862	–
Net Change in Unrealized Appreciation/(Depreciation) on Unaffiliated Investments	(1,637,384)	(2,672,747)	1,041,560	336,945
Net Change in Unrealized Depreciation on Affiliated Investments	(1,222,225)	–	–	–
Net Change in Unrealized Depreciation on Purchased Options	–	–	(659,768)	–
Net Change in Unrealized Depreciation on Futures Contracts	–	(2,491,395)	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Foreign
Currency Translation	–	–	(14,958)	12,668
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	–	355,392
Net Realized and Unrealized (Loss) on Investments	(2,711,723)	(9,690,174)	(607,777)	(3,388,032)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(829,783)	$(7,916,986)	$(502,834)	$4,360,310

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	53

Cambria ETF Trust	Statements of Operations

For the Year Ended April 30, 2023

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$–	$1,830,123	$422,727	$1,131,751
Dividend Income from Affiliated Investments	–	1,342,800	–	–
Interest Income	7,835,212	–	–	–
Income from Securities Lending	–	56,295	82,113	4,993
Less: Foreign Taxes Withheld	–	–	–	(103,627)
Other Income	342,215	36,090	15,759	10,639
Total Investment Income	8,177,427	3,265,308	520,599	1,043,756

Expenses:
Management Fees	2,019,152	–	85,543	126,185
Total Expenses	2,019,152	–	85,543	126,185
Waiver of Management Fees	–	–	(24,648)	–
Net Expenses	2,019,152	–	60,895	126,185
Net Investment Income	6,158,275	3,265,308	459,704	917,571

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Loss on Unaffiliated Investments(a)	(59,930,897)	(1,543,519)	(5,359,009)	(3,139,418)
Net Realized Gain on Affiliated Investments(a)	–	1,112,786	–	–
Net Realized Loss on Purchased Options	(11,867,767)	–	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(10,715)	(31,979)
Long Term Capital Gains Received	–	171,281	–	422,966
Net Change in Unrealized Appreciation/(Depreciation) on Unaffiliated Investments	42,645,401	(1,989,253)	(1,824,484)	(1,249,423)
Net Change in Unrealized Depreciation on Affiliated Investments	–	(2,070,157)	–	–
Net Change in Unrealized Depreciation on Purchased Options	(21,202,027)	–	–	–
Net Change in Unrealized Appreciation on Foreign Currency Translation	–	–	3,886	2,942
Net Realized and Unrealized (Loss) on Investments	(50,355,290)	(4,318,862)	(7,190,322)	(3,994,912)
Net Decrease in Net Assets Resulting From Operations	$(44,197,015)	$(1,053,554)	$(6,730,618)	$(3,077,341)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

54	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$15,537,282	$6,723,591	$6,610,333	$2,103,271
Net realized Gain/(Loss) on Investments(a)	(11,730,524)	24,008,520	(3,221,161)	3,912,779
Net realized Gain/(Loss) on Foreign Currency Transactions	217	–	(223,205)	(77,817)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(22,392,024)	(45,323,782)	1,905,268	(7,425,477)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(699)	(390)	23,473	(50,342)
Net increase/(decrease) in net assets resulting from operations	(18,585,748)	(14,592,061)	5,094,708	(1,537,586)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(18,508,788)	(8,265,061)	(5,789,832)	(2,195,125)
Net decrease from distributions	(18,508,788)	(8,265,061)	(5,789,832)	(2,195,125)

Capital Share Transactions
Issued	322,449,091	352,298,119	121,594,482	41,439,595
Redeemed	(81,834,941)	(92,929,771)	–	(1,367,461)
Increase in Net Assets from Capital Share Transactions	240,614,150	259,368,348	121,594,482	40,072,134
Total Net Increase in Net Assets	203,519,614	236,511,226	120,899,358	36,339,423

Net Assets
Beginning of Year	514,534,394	278,023,168	66,754,973	30,415,550
End of Year	$718,054,008	$514,534,394	$187,654,331	$66,754,973

Share Transactions:
Issued	5,300,000	5,500,000	4,900,000	1,500,000
Redeemed	(1,400,000)	(1,500,000)	–	(50,000)
Net increase in Shares Outstanding from Share Transactions	3,900,000	4,000,000	4,900,000	1,450,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	55

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Value ETF		Cambria Global Momentum ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$5,746,579	$5,108,664	$3,365,641	$2,690,972
Net realized Gain/(Loss) on Investments(a)	3,400,582	2,469,071	(12,035,915)	8,172,046
Net realized Loss on Foreign Currency Transactions	(120,764)	(332,086)	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Investments	772,748	(15,809,759)	(1,852,719)	(5,150,719)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	17,285	(41,369)	–	–
Net increase/(decrease) in net assets resulting from operations	9,816,430	(8,605,479)	(10,522,993)	5,712,299

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(5,123,088)	(4,429,824)	(3,308,682)	(2,629,099)
Return of capital	–	–	–	(137,036)
Net decrease from distributions	(5,123,088)	(4,429,824)	(3,308,682)	(2,766,135)

Capital Share Transactions
Issued	45,063,719	4,834,036	134,679,294	20,685,690
Redeemed	(14,165,016)	(12,262,971)	(24,457,816)	(4,502,967)
Increase/(Decrease) in Net Assets from Capital Share Transactions	30,898,703	(7,428,935)	110,221,478	16,182,723
Total Net Increase/(Decrease) in Net Assets	35,592,045	(20,464,238)	96,389,803	19,128,887

Net Assets
Beginning of Year	102,386,331	122,850,569	81,562,560	62,433,673
End of Year	$137,978,376	$102,386,331	$177,952,363	$81,562,560

Share Transactions:
Issued	2,400,000	200,000	4,600,000	650,000
Redeemed	(750,000)	(550,000)	(850,000)	(150,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	1,650,000	(350,000)	3,750,000	500,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

56	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Asset Allocation ETF		Cambria Value and Momentum ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$1,881,940	$3,300,531	$1,773,188	$244,878
Net realized Gain/(Loss) on Investments(a)	147,886	1,389,064	(4,526,032)	2,416,135
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,859,609)	(6,066,013)	(5,164,142)	72,980
Net increase/(decrease) in net assets resulting from operations	(829,783)	(1,376,418)	(7,916,986)	2,733,993

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(2,092,946)	(3,290,869)	(1,755,804)	(252,960)
Net decrease from distributions	(2,092,946)	(3,290,869)	(1,755,804)	(252,960)

Capital Share Transactions
Issued	9,647,654	1,598,155	110,716,425	12,729,952
Redeemed	(1,386,118)	(3,059,032)	(68,475,916)	(2,308,993)
Increase/(Decrease) in Net Assets from Capital Share Transactions	8,261,536	(1,460,877)	42,240,509	10,420,959
Total Net Increase/(Decrease) in Net Assets	5,338,807	(6,128,164)	32,567,719	12,901,992

Net Assets
Beginning of Year	45,932,930	52,061,094	31,468,636	18,566,644
End of Year	$51,271,737	$45,932,930	$64,036,355	$31,468,636

Share Transactions:
Issued	350,000	50,000	4,100,000	500,000
Redeemed	(50,000)	(100,000)	(2,700,000)	(100,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	300,000	(50,000)	1,400,000	400,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	57

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Tail Risk ETF		Cambria Emerging Shareholder Yield ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$104,943	$194,294	$7,748,342	$4,226,440
Net realized Gain/(Loss) on Investments(a)	(167,646)	(685,535)	(3,911,895)	5,058,295
Net realized Loss on Foreign Currency Transactions	(806,965)	(5,220)	(181,142)	(335,746)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	381,792	1,870	336,945	(26,176,753)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(14,958)	(8,332)	12,668	(12,418)
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	355,392	(487,315)
Net increase/(decrease) in net assets resulting from operations	(502,834)	(502,923)	4,360,310	(17,727,497)

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	–	–	(7,385,645)	(5,778,188)
Net decrease from distributions	–	–	(7,385,645)	(5,778,188)

Capital Share Transactions
Issued	3,304,059	–	87,812,440	54,571,685
Redeemed	(3,227,221)	(2,242,970)	(2,492,086)	–
Increase/(Decrease) in Net Assets from Capital Share Transactions	76,838	(2,242,970)	85,320,354	54,571,685
Total Net Increase/(Decrease) in Net Assets	(425,996)	(2,745,893)	82,295,019	31,066,000

Net Assets
Beginning of Year	4,355,842	7,101,735	93,680,207	62,614,207
End of Year	$3,929,846	$4,355,842	$175,975,226	$93,680,207

Share Transactions:
Issued	150,000	–	3,150,000	1,500,000
Redeemed	(150,000)	(100,000)	(100,000)	–
Net increase/(decrease) in Shares Outstanding from Share Transactions	–	(100,000)	3,050,000	1,500,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

58	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Tail Risk ETF		Cambria Trinity ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$6,158,275	$2,367,330	$3,265,308	$2,675,511
Net realized Gain/(Loss) on Investments(a)	(71,798,664)	(30,444,106)	(259,452)	2,433,778
Net Change in Unrealized Appreciation/(Depreciation) on Investments	21,443,374	(10,327,691)	(4,059,410)	(3,486,814)
Net increase/(decrease) in net assets resulting from operations	(44,197,015)	(38,404,467)	(1,053,554)	1,622,475

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(5,934,009)	(2,160,957)	(4,077,927)	(2,736,330)
Net decrease from distributions	(5,934,009)	(2,160,957)	(4,077,927)	(2,736,330)

Capital Share Transactions
Issued	287,583,821	389,348,766	81,891,017	11,021,009
Redeemed	(417,503,209)	(226,356,387)	(8,617,238)	(2,727,635)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(129,919,388)	162,992,379	73,273,779	8,293,374
Total Net Increase/(Decrease) in Net Assets	(180,050,412)	122,426,955	68,142,298	7,179,519

Net Assets
Beginning of Year	404,422,232	281,995,277	50,957,534	43,778,015
End of Year	$224,371,820	$404,422,232	$119,099,832	$50,957,534

Share Transactions:
Issued	17,600,000	21,650,000	3,250,000	400,000
Redeemed	(26,150,000)	(12,800,000)	(350,000)	(100,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(8,550,000)	8,850,000	2,900,000	300,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	59

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Cannabis ETF		Cambria Global Real Estate ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations
Net investment Income	$459,704	$529,964	$917,571	$568,427
Net realized Gain/(Loss) on Investments(a)	(5,359,009)	1,268,445	(2,716,452)	1,171,151
Net realized Loss on Foreign Currency Transactions	(10,715)	(9,442)	(31,979)	(125,068)
Net Change in Unrealized Depreciation on Investments	(1,824,484)	(19,371,844)	(1,249,423)	(1,199,398)
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	3,886	(2,255)	2,942	(5,219)
Net increase/(decrease) in net assets resulting from operations	(6,730,618)	(17,585,132)	(3,077,341)	409,893

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(415,452)	(724,710)	(783,635)	(1,916,834)
Return of capital	–	–	–	(115,789)
Net decrease from distributions	(415,452)	(724,710)	(783,635)	(2,032,623)

Capital Share Transactions
Issued	1,144,071	1,574,943	14,885,328	14,340,841
Redeemed	(2,589,495)	(2,156,187)	(9,162,043)	(3,154,770)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,445,424)	(581,244)	5,723,285	11,186,071
Total Net Increase/(Decrease) in Net Assets	(8,591,494)	(18,891,086)	1,862,309	9,563,341

Net Assets
Beginning of Year	19,780,040	38,671,126	23,808,547	14,245,206
End of Year	$11,188,546	$19,780,040	$25,670,856	$23,808,547

Share Transactions:
Issued	150,000	100,000	600,000	450,000
Redeemed	(350,000)	(150,000)	(350,000)	(100,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(200,000)	(50,000)	250,000	350,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

60	www.cambriafunds.com

Cambria Shareholder Yield ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$60.89	$62.48	$29.82	$37.47	$37.98
Income/(loss) from investment operations:
Net Investment Income(a)	1.48	1.17	0.88	0.86	0.79
Net Realized and Unrealized Gain (Loss) on Investments	(2.54)	(1.27)	32.60	(7.66)	(0.40)
Total from Operations	(1.06)	(0.10)	33.48	(6.80)	0.39

Distributions:
Distributions from Net Investment Income	(1.40)	(1.23)	(0.82)	(0.85)	(0.90)
Distributions from Net Realized Gains	(0.29)	(0.26)	–	–	–
Total Distributions	(1.69)	(1.49)	(0.82)	(0.85)	(0.90)

Net Asset Value, End of Year/Period	$58.14	$60.89	$62.48	$29.82	$37.47

Total Return(b)	(1.59)%	(0.21)%	113.92%	(18.43)%	1.10%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$718,054	$514,534	$278,023	$61,127	$112,414

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.85%	1.95%	2.40%	2.13%
Portfolio Turnover(b)(c)	41%	51%	37%	30%	28%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	61

Cambria Foreign Shareholder Yield ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$26.18	$27.65	$17.86	$23.56	$26.58
Income/(loss) from investment operations:
Net Investment Income(a)	1.54	1.28	0.75	0.90	1.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.01)	(1.32)	9.86	(5.60)	(2.79)
Total from Operations	0.53	(0.04)	10.61	(4.70)	(1.73)

Distributions:
Distributions from Net Investment Income	(1.52)	(1.43)	(0.82)	(1.00)	(1.29)
Total Distributions	(1.52)	(1.43)	(0.82)	(1.00)	(1.29)

Net Asset Value, End of Year/Period	$25.19	$26.18	$27.65	$17.86	$23.56

Total Return(b)	2.72%	(0.31)%	60.72%	(20.47)%	(6.34)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$187,654	$66,755	$30,416	$17,862	$27,095

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	6.56%	4.68%	3.29%	4.04%	4.32%
Portfolio Turnover(b)(c)	34%	63%	59%	47%	53%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

62	www.cambriafunds.com

Cambria Global Value ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$20.48	$22.96	$16.37	$23.37	$26.05
Income/(loss) from investment operations:
Net Investment Income(a)	1.03	0.96	0.53	0.62	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.24	(2.60)	6.44	(6.91)	(2.33)
Total from Operations	1.27	(1.64)	6.97	(6.29)	(1.69)

Distributions:
Distributions from Net Investment Income	(1.00)	(0.84)	(0.38)	(0.71)	(0.61)
Distributions from Net Realized Gains	–	–	–	–	(0.38)
Total Distributions	(1.00)	(0.84)	(0.38)	(0.71)	(0.99)

Net Asset Value, End of Year/Period	$20.75	$20.48	$22.96	$16.37	$23.37

Total Return(b)	6.97%	(7.47)%	43.20%	(27.71)%	(6.24)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$137,978	$102,386	$122,851	$96,587	$158,894

Ratio of Expenses to Average Net Assets	0.67%	0.66%	0.66%	0.65%	0.69%
Ratio of Net Investment Income to Average Net Assets	5.48%	4.19%	2.75%	2.84%	2.74%
Portfolio Turnover(b)(c)	94%	3%	14%	25%	20%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	63

Cambria Global Momentum ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$31.37	$29.73	$23.07	$25.09	$27.39
Income/(loss) from investment operations:
Net Investment Income(a)	0.65	1.28	0.29	0.56	0.62
Net Realized and Unrealized Gain (Loss) on Investments	(3.42)	1.68	6.69	2.02	(2.33)
Total from Operations	(2.77)	2.96	6.98	(1.46)	(1.71)

Distributions:
Distributions from Net Investment Income	(0.58)	(1.25)	(0.30)	(0.54)	(0.59)
Return of Capital	–	(0.07)	(0.02)	(0.02)	–
Total Distributions	(0.58)	(1.32)	(0.32)	(0.56)	(0.59)

Net Asset Value, End of Year/Period	$28.02	$31.37	$29.73	$23.07	$25.09

Total Return(b)	(8.81)%	10.19%	30.49%	(6.02)%	(6.23)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$177,952	$81,563	$62,434	$78,449	$129,199

Ratio of Expenses to Average Net Assets(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets(d)	2.25%	4.19%	1.13%	2.25%	2.39%
Portfolio Turnover(b)(e)	307%	69%	115%	251%	204%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

64	www.cambriafunds.com

Cambria Global Asset Allocation ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$28.71	$31.55	$24.36	$26.82	$27.38
Income/(loss) from investment operations:
Net Investment Income(a)	1.11	1.99	0.58	0.86	0.75
Net Realized and Unrealized Gain (Loss) on Investments	(1.61)	(2.85)	7.33	(2.36)	(0.53)
Total from Operations	(0.50)	(0.86)	7.91	(1.50)	0.22

Distributions:
Distributions from Net Investment Income	(1.07)	(1.98)	(0.72)	(0.85)	(0.77)
Distributions from Net Realized Gains	(0.15)	–	–	(0.11)	(0.01)
Total Distributions	(1.22)	(1.98)	(0.72)	(0.96)	(0.78)

Net Asset Value, End of Year/Period	$26.99	$28.71	$31.55	$24.36	$26.82

Total Return(b)	(1.58)%	(3.01)%	33.00%	(5.87)%	0.91%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$51,272	$45,933	$52,061	$49,930	$64,368

Ratio of Expenses to Average Net Assets(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Net Investment Income to Average Net Assets(d)	4.08%	6.36%	2.07%	3.24%	2.85%
Portfolio Turnover(b)(e)	0%	8%	20%	9%	2%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	65

Cambria Value and Momentum ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021		Year Ended April 30, 2020		Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$26.22		$23.21	$16.64		$20.83		$25.09
Income/(loss) from investment operations:
Net Investment Income(a)	0.54		0.25	0.14		0.18		0.21
Net Realized and Unrealized Gain (Loss) on Investments	(1.66)		3.02	6.63		(4.17)		(4.23)
Total from Operations	(1.12)		3.27	6.77		(3.99)		(4.02)

Distributions:
Distributions from Net Investment Income	(0.47)		(0.26)	(0.20)		(0.20)		(0.24)
Total Distributions	(0.47)		(0.26)	(0.20)		(0.20)		(0.24)

Net Asset Value, End of Year/Period	$24.63		$26.22	$23.21		$16.64		$20.83

Total Return(b)	(4.34)%		14.17%	41.05%		(19.32)%		(16.10)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$64,036		$31,469	$18,567		$10,818		$19,790

Ratio of Expenses to Average Net Assets	0.61	%(c)	0.59%	0.61	%(c)	0.63	%(d)	0.64	%(e)
Ratio of Net Investment Income to Average Net Assets	2.00%		1.02%	0.70%		0.92%		0.86%
Portfolio Turnover(b)(f)	71%		78%	97%		76%		89%

(a)	Per share data calculated using the average shares method.

(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Includes broker expense of 0.02%.
(d)	Includes broker expense of 0.04%.
(e)	Includes broker expense of 0.05%.
(f)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

66	www.cambriafunds.com

Cambria Global Tail Risk ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023		Year Ended April 30, 2022	Year Ended April 30, 2021 (a)		Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$21.78		$23.67	$23.57		$24.83	$27.57
Income/(loss) from investment operations:
Net Investment Income(b)	0.46		0.71	0.94		1.18	1.18
Net Realized and Unrealized Loss on Investments	(2.59	)(c)	(2.60)	(0.69	)(c)	(1.36)	(2.70)
Total from Operations	(2.13)		(1.89)	0.25		(0.18)	(1.52)

Distributions:
Distributions from Net Investment Income	–		–	–		(0.96)	(1.09)
Distributions from Net Realized Gains	–		–	–		(0.12)	(0.13)
Return of Capital	–		–	(0.15)		–	–
Total Distributions	–		–	(0.15)		(1.08)	(1.22)

Net Asset Value, End of Year/Period	$19.65		$21.78	$23.67		$23.57	$24.83

Total Return(d)	(9.78)%		(7.98)%	1.03%		(1.00)%	(5.44)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$3,930		$4,356	$7,102		$22,388	$18,623

Ratio of Expenses to Average Net Assets	0.59%		0.59%	0.59%		0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	2.20%		3.18%	3.71%		4.72%	4.69%
Portfolio Turnover(d)(e)	62%		1%	53%		36%	37%

(a)	Prior to March 15, 2021, the Cambria Global Tail Risk ETF was known as the Cambria Sovereign Bond ETF.
(b)	Per share data calculated using the average shares method.
(c)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	67

Cambria Emerging Shareholder Yield ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$30.22	$39.13	$24.97	$31.38	$35.83
Income/(loss) from investment operations:
Net Investment Income(a)	1.77	1.81	1.27	1.30	1.29
Net Realized and Unrealized Gain (Loss) on Investments	(1.44)	(8.01)	14.04	(6.35)	(3.58)
Total from Operations	0.33	(6.20)	15.31	(5.05)	(2.29)

Distributions:
Distributions from Net Investment Income	(1.57)	(2.16)	(1.15)	(1.36)	(1.05)
Distributions from Net Realized Gains	(0.37)	(0.55)	–	–	(1.11)
Total Distributions	(1.94)	(2.71)	(1.15)	(1.36)	(2.16)

Net Asset Value, End of Year/Period	$28.61	$30.22	$39.13	$24.97	$31.38

Total Return(b)	1.64%	(16.81)%	63.04%	(16.89)%	(5.80)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$175,975	$93,680	$62,614	$28,713	$20,395

Ratio of Expenses to Average Net Assets	0.66%	0.64%	0.65%	0.69%	0.66%
Ratio of Net Investment Income to Average Net Assets	6.49%	5.14%	4.00%	4.38%	4.09%
Portfolio Turnover(b)(c)	43%	45%	29%	81%	115%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

68	www.cambriafunds.com

Cambria Tail Risk ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Year Ended April 30, 2019
Net Asset Value, Beginning of Year/Period	$16.92	$18.74	$22.65	$19.87	$21.58
Income/(loss) from investment operations:
Net Investment Income(a)	0.29	0.13	0.04	0.27	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(2.27)	(1.84)	(3.92)	2.77	(1.73)
Total from Operations	(1.98)	(1.71)	(3.88)	3.04	(1.34)

Distributions:
Distributions from Net Investment Income	(0.32)	(0.11)	(0.03)	(0.26)	(0.37)
Total Distributions	(0.32)	(0.11)	(0.03)	(0.26)	(0.37)

Net Asset Value, End of Year/Period	$14.62	$16.92	$18.74	$22.65	$19.87

Total Return(b)	(11.86)%	(9.14)%	(17.13)%	15.47%	(6.31)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$224,372	$404,422	$281,995	$132,488	$37,745

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income to Average Net Assets	1.80%	0.69%	0.18%	1.31%	1.89%
Portfolio Turnover(b)(c)	129%	60%	155%	19%	56%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	69

Cambria Trinity ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020	Period Ended April 30, 2019 (a)
Net Asset Value, Beginning of Year/Period	$26.82	$27.36	$21.32	$24.22	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.89	1.59	0.42	0.65	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(1.96)	(0.51)	6.07	(2.91)	(0.83)
Total from Operations	(1.07)	1.08	6.49	(2.26)	(0.44)

Distributions:
Distributions from Net Investment Income	(0.64)	(1.60)	(0.45)	(0.62)	(0.34)
Distributions from Net Realized Gains	(0.30)	(0.02)	–	(0.02)	–
Total Distributions	(0.94)	(1.62)	(0.45)	(0.64)	(0.34)

Net Asset Value, End of Year/Period	$24.81	$26.82	$27.36	$21.32	$24.22

Total Return(c)	(3.99)%	3.98%	30.81%	(9.57)%	(1.71)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$119,100	$50,958	$43,778	$37,309	$30,280

Ratio of Expenses to Average Net Assets(d)	0.00%	0.00%	0.00%	0.00%	0.00	%(e)
Ratio of Net Investment Income to Average Net Assets(f)	3.54%	5.78%	1.77%	2.74%	2.55	%(e)
Portfolio Turnover(c)(g)	102%	26%	50%	88%	0%

(a)	Inception date September 7, 2018.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Expense ratios do not include expenses of the underlying funds.
(e)	Annualized.
(f)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

70	www.cambriafunds.com

Cambria Cannabis ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Period Ended April 30, 2020 (a)
Net Asset Value, Beginning of Year/Period	$9.89	$18.86	$11.30	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.24	0.25	0.47	0.70
Net Realized and Unrealized Gain (Loss) on Investments	(3.69)	(8.87)	7.63	(13.87)
Total from Operations	(3.45)	(8.62)	8.10	(13.17)

Distributions:
Distributions from Net Investment Income	(0.22)	(0.35)	(0.54)	(0.52)
Distributions from Net Realized Gains	–	–	–	(0.01)
Total Distributions	(0.22)	(0.35)	(0.54)	(0.53)

Net Asset Value, End of Year/Period	$6.22	$9.89	$18.86	$11.30

Total Return(c)	(35.04)%	(46.49)%	73.84%	(53.04)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$11,189	$19,780	$38,671	$9,038

Ratio of Expenses to Average Net Assets Including Waivers	0.42%	0.42%	0.42%	0.42	%(d)
Ratio of Expenses to Average Net Assets Excluding Waivers	0.59%	0.59%	0.59%	0.59	%(d)
Ratio of Net Investment Income to Average Net Assets	3.17%	1.80%	2.94%	6.20	%(d)
Portfolio Turnover(c)(e)	23%	46%	8%	4%

(a)	Inception date July 24, 2019
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2023	71

Cambria Global Real Estate ETF	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended April 30, 2023	Year Ended April 30, 2022	Period Ended April 30, 2021 (a)
Net Asset Value, Beginning of Year/Period	$29.76	$31.66	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	1.12	0.56	0.56
Net Realized and Unrealized Gain (Loss) on Investments	(5.44)	0.99 (c)	6.51
Total from Operations	(4.32)	1.55	7.07

Distributions:
Distributions from Net Investment Income	(0.99)	(2.76)	(0.41)
Distributions from Net Realized Gains	–	(0.49)	–
Return of Capital	–	(0.20)	–
Total Distributions	(0.99)	(3.45)	(0.41)

Net Asset Value, End of Year/Period	$24.45	$29.76	$31.66

Total Return(d)	(14.47)%	4.70%	28.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$25,671	$23,809	$14,245

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59	%(e)
Ratio of Net Investment Income to Average Net Assets	4.29%	3.00%	3.19	%(e)
Portfolio Turnover(d)(f)	94%	120%	51%

(a)	Inception date September 23, 2020.
(b)	Per share data calculated using the average shares method.
(c)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

72	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

1.  ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as an open–end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of multiple exchange traded funds (“ETFs”). These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF, Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Trinity ETF, Cambria Cannabis ETF and Cambria Global Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified and actively managed.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is May 13, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is December 2, 2013.

The investment objective of the Cambria Global Value ETF is to seek income and capital appreciation. The Fund inception date is March 11, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund inception date is November 3, 2014.

The investment objective of the Cambria Global Asset Allocation ETF is to seek income and capital appreciation. The Fund inception date is December 9, 2014.

The investment objective of the Cambria Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Fund inception date is September 8, 2015.

The investment objective of the Cambria Global Tail Risk ETF is to seek income and capital appreciation. The Fund inception date is February 22, 2016.

The investment objective of the Cambria Emerging Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is July 13, 2016.

The investment objective of the Cambria Tail Risk ETF is to seek to provide income and capital appreciation from investments in the U.S. market while protecting against significant downside risk. The Fund inception date is April 5, 2017.

The investment objective of the Cambria Trinity ETF is to seek income and capital appreciation. The Fund inception date is September 7, 2018.

The investment objective of the Cambria Cannabis ETF is to seek capital appreciation from investments in the global equity markets that have exposure to the broad cannabis industry. The Fund inception date is July 24, 2019.

The investment objective of the Cambria Global Real Estate ETF is to seek income and capital appreciation. The Fund inception date is September 23, 2020.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value ("NAV"). The Funds will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called "Creation Units." Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Annual Report | April 30, 2023	73

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

Security Valuation —Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third–party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third–party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker–supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third–party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Futures are valued at the settlement price established for the business day by the board of trade on which they are traded. Settlement prices for financial futures are provided by an independent pricing agent.

Options are valued at the mean between the last bid and ask prices reported from the options exchange on which such options are listed. If there is no reported sale, long options positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Board of Trustees (the “Board”). The Board has designated the Adviser serve as its "Valuation Designee" and perform fair value determinations on behalf of all series of the Trust, subject to the Board's supervision and direction. The following securities may be fair valued by the Valuation Designee: (1) securities for which market quotations are insufficient or not readily available, (2) securities for which, in the judgment of the Valuation Designee, the prices or values do not represent the fair value of the instrument, and (3) securities deemed to be illiquid. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de–listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government–imposed restrictions. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the current price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

As of September 8, 2022, the Funds’ valuation policies and procedures, including its fair valuation methodologies, were revised in response to the Securities and Exchange Commission's ("SEC") adoption of Rule 2a-5 under the 1940 Act.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

74	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

Futures Contracts — Consistent with its investment objective and strategies, Cambria Value and Momentum ETF utilized futures contracts during the year ended April 30, 2023. The Fund’s investment in futures contracts is designed to enable the Fund to more closely approximate the performance of its benchmark index. Cambria Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Cambria Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. A margin deposit was made upon entering into futures contracts and is included in Cash at Broker for futures contracts on the Statements of Assets and Liabilities.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that Cambria Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Fund’s policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as Cambria Value and Momentum ETF does not have a master netting agreement with the counterparty to the futures contracts. Refer to the Cambria Value and Momentum ETF Schedule of Investments for details regarding open future contracts as of April 30, 2023. The fair value of equity futures contracts held in the Fund can be found on the Statements of Assets and Liabilities under the captions variation margin receivable/payable. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) of futures contracts are reported in the Cambria Value and Momentum ETF Schedule of Investments. Realized gains or losses on equity rate futures contracts related to the Fund is recognized on the Statements of Operations as part of net realized gain (loss) on futures contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as net change in unrealized gain (loss) on futures contracts.

Options Written/Purchased — The Cambria Value and Momentum ETF, Cambria Tail Risk ETF, and Cambria Global Tail Risk ETF may invest in equity options contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. In particular, (1) the Cambria Value and Momentum ETF may use options to hedge up to 100% of the value of its long portfolio in an attempt to avoid overvalued and downtrending markets, (2) the Cambria Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of domestic equities over rolling one–month periods, and (3) the Cambria Global Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities on a month-by-month basis. A Fund may also invest in equity option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities.

Annual Report | April 30, 2023	75

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The Cambria Tail Risk ETF and Cambria Global Tail Risk ETF had options contracts as of April 30, 2023, as disclosed in the Fund’s Schedule of Investments. Any realized and change in unrealized gains or losses can be found on the Statements of Operations.

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location*	Fair Value	Statements of Assets and Liabilities Location*	Fair Value
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Unrealized appreciation on futures contracts	N/A	Unrealized depreciation on futures contracts	$1,221,043
Total		$–		$1,221,043

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$211,120	Investments, at value	N/A
Total		$211,120		$–

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$11,849,590	Investments, at value	N/A
Total		$11,849,590		$–

*	Includes cumulative appreciation/depreciation on futures contracts as reported on the Schedules of Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Net Realized Loss on Futures Contracts/ Net change in Unrealized Appreciation on Futures Contracts	(3,859,660)	(2,491,395)
Total		$(3,859,660)	$(2,491,395)

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased Options/ Net Change in Unrealized Depreciation on Purchased Options	264,083	(659,768)
Total		$264,083	$(659,768)

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased Options/ Net Change in Unrealized Depreciation on Purchased Options	(11,867,767)	(21,202,027)
Total		$(11,867,767)	$(21,202,027)

76	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The average purchased option contracts’ notional amount during the year ended April 30, 2023 for Cambria Global Tail Risk ETF is $9,158,895, and for Cambria Tail Risk ETF is $735,325,207.

Federal Income Taxes — The Funds intend to qualify as “regulated investment companies” under Sub–chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is "more–likely–than–not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more–likely–than–not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current year. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on–going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended April 30, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex–dividend date and is recorded as dividend income in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex–dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex–dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends and foreign capital gains tax have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

Foreign Taxes — The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex–dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called creation units (“Creation Units”). Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

The distributor has entered into participant agreements with certain broker–dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker–dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a participant agreement with the distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Annual Report | April 30, 2023	77

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year ended April 30, 2023:

	Creation Unit Shares	Creation Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$2,907,000	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,500	1,259,500	2,500	Up to 2.0%
Cambria Global Value ETF	50,000	3,500	1,037,500	3,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,401,000	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,349,500	500	None
Cambria Value and Momentum ETF	50,000	700	1,231,500	700	None
Cambria Global Tail Risk ETF	50,000	500	982,500	1,500	Up to 2.0%
Cambria Emerging Shareholder Yield ETF	50,000	3,500	1,430,500	3,500	Up to 2.0%
Cambria Tail Risk ETF	50,000	500	731,000	500	None
Cambria Trinity ETF	50,000	250	1,240,500	250	None
Cambria Cannabis ETF	50,000	500	311,000	500	Up to 2.0%
Cambria Global Real Estate ETF	50,000	1,500	1,222,500	1,500	Up to 2.0%

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in–kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark–to–market value of the missing Deposit Securities. Amounts are disclosed as segregated cash balances with authorized participants for deposit securities and Payable for collateral upon return of deposit securities on the Statements of Assets and Liabilities.

Illiquid Securities — A security is considered illiquid if the Fund reasonably expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash and cash equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statements of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3.  OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds has the right to set off the amounts owed with the amounts owed by the other party, the Funds intends to set off, and the Funds right of setoff is enforceable at law.

As of April 30, 2023, the Funds’ financial instruments and derivative instruments are not subject to a master netting arrangement. See Note 9 for offsetting related to securities lending.

4.  RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers each Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser, on a monthly basis, an annual advisory fee based on their average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF and Cambria Trinity ETF, neither of which is charged an advisory fee.

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Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

With respect to each Fund, except the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds, except for the advisory fee, payments under each Fund’s 12b–1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of each Fund, except for the advisory fee, payments under the Fund’s 12b–1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF may pay up to 0.10% in custody fees. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cambria Cannabis ETF has agreed to waive 0.17% of its advisory fee, on an annualized basis, through at least August 31, 2024, unless otherwise terminated by the Board. The waived fees are not eligible for recapture by the Investment Adviser.

Additionally, the Investment Adviser earned $256,733 in management fees from the Cambria Global Momentum ETF related to the Fund’s investment in affiliated funds, Cambria Value and Momentum ETF, Cambria Emerging Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Tail Risk ETF, Cambria Shareholder Yield ETF, and Cambria Global Real Estate ETF.

Administrator, Custodian and Transfer Agent — ALPS Fund Services, Inc. (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — ALPS Distributors Inc., an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b–1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year for certain distribution–related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Certain officers and trustees of the Funds during and as of the year ended April 30, 2023 are officers/employees of the Investment Adviser, the Administrator, or ALPS Distributors Inc.

5.  INVESTMENT TRANSACTIONS

For the year ended April 30, 2023, the purchases and sales of investments in securities, excluding in–kind transactions, long–term U.S. Government and short–term securities, were:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Cambria Shareholder Yield ETF	$261,657,005	$256,989,166
Cambria Foreign Shareholder Yield ETF	40,892,549	34,037,661
Cambria Global Value ETF	103,067,201	97,706,381
Cambria Global Momentum ETF	451,878,483	449,203,761
Cambria Global Asset Allocation ETF	–	851,161
Cambria Value and Momentum ETF	59,151,532	54,609,725
Cambria Global Tail Risk ETF	2,855,995	2,507,745
Cambria Emerging Shareholder Yield ETF	98,995,693	50,078,662
Cambria Tail Risk ETF	–	–
Cambria Trinity ETF	92,976,029	93,915,016
Cambria Cannabis ETF	3,108,425	3,521,993
Cambria Global Real Estate ETF	20,509,390	19,633,089

For the year ended April 30, 2023, the Cambria Tail Risk ETF had purchases and sales of U.S. Government securities of $413,921,693, and $513,814,813, respectively.

Annual Report | April 30, 2023	79

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

For the year ended April 30, 2023, in–kind transactions associated with creations and redemptions were:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Net Realized Gain/(Loss)
Cambria Shareholder Yield ETF	$318,656,228	$80,825,808	$12,500,731
Cambria Foreign Shareholder Yield ETF	112,192,949	–	–
Cambria Global Value ETF	32,672,177	9,909,749	1,104,624
Cambria Global Momentum ETF	130,837,344	23,968,214	1,359,142
Cambria Global Asset Allocation ETF	9,494,167	1,362,554	147,377
Cambria Value and Momentum ETF	89,616,522	58,803,413	6,004,867
Cambria Emerging Shareholder Yield ETF	33,056,839	1,295,365	175,040
Cambria Tail Risk ETF	13,380,199	28,928,378	(1,020,462)
Cambria Trinity ETF	80,495,704	8,442,484	486,734
Cambria Cannabis ETF	1,061,462	2,423,520	(405,117)
Cambria Global Real Estate ETF	14,266,557	8,939,543	415,806

6.  PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investments could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are subject to the principal risks set forth in their prospectuses under the heading ‘‘Principal Risks.’’ Some of these risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective, are set forth below.

Cannabis Industry Risk — Cannabis Companies are subject to various laws and regulations that may differ at the local and federal level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing, impact the market for cannabis industry sales and services, and set limitations on marijuana use, production, transportation, and storage. Cannabis Companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, Cannabis Companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries. The Cambria Cannabis ETF invests in publicly–traded Cannabis Companies primarily listed and traded on a national securities exchange that operates in a jurisdiction where the Cannabis Companies’ cannabis–related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

Cash Redemption Risk — A Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in–kind. As a result, such Fund may be less tax efficient if it includes such a cash payment than if the in–kind redemption process was used exclusively (i.e., securities are distributed as payment of redemption proceeds). In addition, cash redemptions may incur higher brokerage costs than in–kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity–related companies may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Cyber Security Risk — Each Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber–attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial–of–service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third–party service providers, including Cambria, the custodian, and the transfer agent, may subject the Fund to many of the same risks associated with direct cyber security breaches and adversely impact the Fund. For instance, cyber–attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests could also have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

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Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

Depositary Receipts Risk — The risks of investments in depositary receipts are substantially similar to the risks of investing directly in foreign securities. In addition, depositary receipts may not track the price of or may be less liquid than their underlying foreign securities, and the value of depositary receipts may change materially at times when the U.S. markets are not open for trading.

Derivatives Risk — Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a Fund’s return. A Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Emerging Markets Risk — Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to these securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Equity Investing Risk — The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Exchange-Traded Products (“ETP”) and Investment Companies Risk — The risks of investing in securities of  ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, a Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Fixed Income Risk — A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by a Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Annual Report | April 30, 2023	81

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

Futures Contracts Risk — Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Geographic Investment Risk – To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Hedging Risk – Options used by a Fund to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that a Fund’s put option strategy will be effective. It may expose a Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect a Fund against declines in the value of its portfolio securities.

High Yield Securities Risk — High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk — Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Interest Rate Risk — The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

International Closed-Market Trading Risk — Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk — An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk — A Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Liquidity Risk — A Fund may purchase options and fixed income securities that may be less liquid than other types of investments. The options and fixed income securities purchased by a Fund may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk — The Funds are all actively managed and use proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that a Fund will achieve its investment objective. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Market Events Risk — Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Recent Events — The respiratory illness COVID-19 has spread worldwide since December 2019, resulting in a global pandemic and major disruption to economies and markets around the world, including the United States. Although the immediate effects of the COVID-19 pandemic, such as business closures, layoffs, travel restrictions, quarantines, and delays in the delivery of health care services, have begun to dissipate, global markets and economies continue to contend with the long-term impact of the COVID-19 pandemic and the resultant market volatility and economic disruptions. The speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time.

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Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

In addition, Russia’s military invasion of Ukraine initiated in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. While the extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, the war in Ukraine could result in significant market disruptions, including in certain industries or sectors, and may negatively affect global supply chains, inflation and global growth.

Options Risk — Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over–the–counter options transaction.

Portfolio Turnover Risk — Because the Cambria Tail Risk ETF and Cambria Global Tail Risk ETF “turn over” their put options every month, the Funds will incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Cambria Tail Risk ETF and Cambria Global Tail Risk ETF is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year). Other Funds' strategies may also result in high portfolio turnover rates.

Premium-Discount Risk — The shares may trade above or below their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the Exchange. The trading price of shares may deviate significantly from NAV during periods of market volatility. Cambria cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. However, given that shares can be purchased and redeemed in large blocks of shares, called Creation Units (unlike shares of closed–end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are fully disclosed on a daily basis, Cambria believes that large discounts or premiums to the NAV of shares should not be sustained, but that may not be the case.

Quantitative Security Selection Risk — Cambria uses quantitative techniques to generate investment decisions and select stocks, and a Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on a Fund and its shareholders.

Real Estate Investments Risk — The Cambria Global Real Estate ETF's investments are concentrated in real estate-related industries, and the Fund may be susceptible to loss due to adverse occurrences affecting these industries. Investments in real estate are subject to certain risks, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The availability of mortgages and changes in interest rates may also affect real estate values.

Real Estate Investment Trust "REIT" Risk. In addition to the risks associated with the direct ownership of real estate and real estate–related securities, REITs are subject to additional risks, including those related to adverse governmental actions, and the performance of a REIT may be affected by its failure to qualify for tax–free pass through of income or its failure to maintain exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self–liquidations. As a result, investments in REITs may be volatile. REITs also have their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk — Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Annual Report | April 30, 2023	83

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Sector Risk — To the extent that a Fund invests a significant portion of its assets in a particular sector, the Fund may be susceptible to loss due to adverse occurrences affecting that sector.

Small and Medium Capitalization Company Risk — Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investment Risk — A Fund may consider certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.

7.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third–party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.  INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in kind transactions and net operating loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Fund	Paid-in Capital	Total Distributable Earnings
Cambria Shareholder Yield ETF	$12,508,276	$(12,508,276)
Cambria Global Value ETF	1,100,451	(1,100,451)
Cambria Global Momentum ETF	865,722	(865,722)
Cambria Global Asset Allocation ETF	148,565	(148,565)
Cambria Value and Momentum ETF	5,938,287	(5,938,287)
Cambria Emerging Shareholder Yield ETF	175,040	(175,040)
Cambria Tail Risk ETF	(2,763,224)	2,763,224
Cambria Trinity ETF	493,185	(493,185)
Cambria Cannabis ETF	(405,117)	405,117
Cambria Global Real Estate ETF	358,248	(358,248)
Cambria Global Tail Risk ETF	(705,329)	705,329

84	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

For tax purposes, short term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period ending April 30, 2022, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
Cambria Shareholder Yield ETF	$6,890,165	$1,374,896	$–
Cambria Foreign Shareholder Yield ETF	2,195,125	–	–
Cambria Global Value ETF	4,429,824	–	–
Cambria Global Momentum ETF	2,629,099	–	137,036
Cambria Global Asset Allocation ETF	3,290,869	–	–
Cambria Value and Momentum ETF	252,960	–	–
Cambria Emerging Shareholder Yield ETF	4,467,930	1,310,258	–
Cambria Tail Risk ETF	2,160,957	–	–
Cambria Trinity ETF	2,670,015	66,315	–
Cambria Cannabis ETF	724,710	–	–
Cambria Global Real Estate ETF	1,625,722	291,112	115,789

For tax purposes, short term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period ending April 30, 2023, were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Cambria Shareholder Yield ETF	$15,158,346	$3,350,442
Cambria Foreign Shareholder Yield ETF	5,789,832	–
Cambria Global Value ETF	5,123,088	–
Cambria Global Momentum ETF	3,308,682	–
Cambria Global Asset Allocation ETF	1,914,838	178,108
Cambria Value and Momentum ETF	1,755,804	–
Cambria Emerging Shareholder Yield ETF	5,803,121	1,582,524
Cambria Tail Risk ETF	5,934,009	–
Cambria Trinity ETF	3,255,280	822,647
Cambria Cannabis ETF	415,452	–
Cambria Global Real Estate ETF	783,635	–

As of April 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	(Over)/ Undistributed Ordinary Income	Accumulated Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation) on Investments	Other Cumulative Effect of Timing Differences	Accumulated Losses
Cambria Shareholder Yield ETF	$419,595	$(24,334,061)	$(33,596,970)	$–	$(57,511,436)
Cambria Foreign Shareholder Yield ETF	2,114,088	(5,179,121)	(1,489,090)	–	(4,554,123)
Cambria Global Value ETF	2,061,151	(24,341,352)	(11,213,544)	–	(33,493,745)
Cambria Global Momentum ETF	–	(14,704,275)	4,948,880	–	(9,755,395)
Cambria Global Asset Allocation ETF	31,441	(716)	(2,150,229)	–	(2,119,504)
Cambria Value and Momentum ETF	25,771	(20,528,382)	51,180	–	(20,451,431)
Cambria Emerging Shareholder Yield ETF	2,989,390	(3,739,108)	(12,563,232)	–	(13,312,950)
Cambria Tail Risk ETF	552,150	(152,751,392)	3,240,768	–	(148,958,474)
Cambria Trinity ETF	–	(1,303,544)	(2,125,061)	–	(3,428,605)
Cambria Cannabis ETF	12,555	(6,867,095)	(17,951,106)	–	(24,805,646)
Cambria Global Real Estate ETF	371,748	(3,279,311)	(1,266,152)	–	(4,173,715)
Cambria Global Tail Risk ETF	–	(877,068)	(411,134)	–	(1,288,202)

Annual Report | April 30, 2023	85

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, partnership investments, the tax treatment of grantor trusts, and certain market to market adjustments.

Funds are permitted to carry forward losses for an unlimited period and losses that are carried forward will retain their character as either short term or long term capital losses. As of April 30, 2023, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Cambria Shareholder Yield ETF	$7,092,574	$–
Cambria Foreign Shareholder Yield ETF	4,981,740	142,290
Cambria Global Value ETF	–	23,909,309
Cambria Global Momentum ETF	4,451,294	–
Cambria Value and Momentum ETF	10,414,249	–
Cambria Emerging Shareholder Yield ETF	2,185,111	–
Cambria Tail Risk ETF	26,876,809	45,607,001
Cambria Cannabis ETF	357,498	5,157,686
Cambria Global Real Estate ETF	1,618,897	–

During the period ended April 30, 2023, the Cambria Global Value ETF and the Cambria Global Tail Risk ETF, utilized $2,643,025 and $340,547 of capital loss carryforwards to offset capital gains, respectively.

The Funds elect to defer to the period ending April 30, 2023, post-October losses in the amount of:

Fund	Post-October Losses Deferred
Cambria Shareholder Yield ETF	$17,241,487
Cambria Foreign Shareholder Yield ETF	55,091
Cambria Global Value ETF	432,043
Cambria Global Momentum ETF	10,252,981
Cambria Global Asset Allocation ETF	716
Cambria Value and Momentum ETF	10,114,133
Cambria Emerging Shareholder Yield ETF	1,553,997
Cambria Tail Risk ETF	80,267,582
Cambria Trinity ETF	1,303,545
Cambria Cannabis ETF	1,351,911
Cambria Global Real Estate ETF	1,660,416
Cambria Global Tail Risk ETF	877,068

86	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and foreign currency held by the Funds at April 30, 2023, were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)*	Cost of Investments for Income Tax Purposes
Cambria Shareholder Yield ETF	$51,344,358	$(84,941,348)	$20	$(33,596,970)	$760,272,888
Cambria Foreign Shareholder Yield ETF	12,168,028	(13,637,219)	(19,899)	(1,489,090)	190,243,050
Cambria Global Value ETF	10,426,768	(21,629,934)	(10,378)	(11,213,544)	145,248,760
Cambria Global Momentum ETF	5,663,711	(714,831)	–	4,948,880	181,076,691
Cambria Global Asset Allocation ETF	2,859,624	(5,009,853)	–	(2,150,229)	55,383,312
Cambria Value and Momentum ETF	4,788,294	(4,737,114)	–	51,180	58,131,969
Cambria Global Tail Risk ETF	125,329	(514,768)	(21,695)	(411,134)	3,825,076
Cambria Emerging Shareholder Yield ETF	15,989,210	(28,316,222)	(236,220)	(12,563,232)	182,546,831
Cambria Tail Risk ETF	17,679,263	(14,438,495)	–	3,240,768	214,773,498
Cambria Trinity ETF	2,993,576	(5,118,637)	–	(2,125,061)	125,844,203
Cambria Cannabis ETF	420,207	(18,372,887)	1,574	(17,951,106)	28,633,802
Cambria Global Real Estate ETF	1,049,774	(2,315,021)	(905)	(1,266,152)	26,604,072

9.  SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with Brown Brothers Harriman & Co., (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the respective Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the then market value of domestic loaned securities and 105% of the value of foreign equity securities. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Funds may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because of adverse market actions, expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Funds that might occur during the term of the loan would be for the account of that Fund.

Cash collateral received in connection with securities lending of each applicable Fund is invested in Fidelity Investments Money Market Treasury Portfolio Institutional Class and is presented on the Schedules of Investments.

Securities lending transactions are entered into by a Fund under the Securities Lending Agreement, which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by a Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from a Fund.

Annual Report | April 30, 2023	87

Cambria ETF Trust	Notes to Financial Statements

April 30, 2023

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight and continuous maturities and non-cash collateral, if any, which would be subject to offset as of April 30, 2023:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Net Amount
Cambria Shareholder Yield ETF	$14,240,689	$14,240,689	$–
Cambria Foreign Shareholder Yield ETF	5,631,808	5,631,808	–
Cambria Global Value ETF	2,679,779	2,679,779	–
Cambria Global Momentum ETF	9,194,963	9,194,963	–
Cambria Global Asset Allocation ETF	3,033,101	3,033,101	–
Cambria Value and Momentum ETF	726,496	726,496	–
Cambria Emerging Shareholder Yield ETF	1,996,887	1,996,887	–
Cambria Trinity ETF	7,066,716	7,066,716	–
Cambria Cannabis ETF	980,938	980,938	–

(1)	Excess collateral (received) in connection with the above securities lending transactions is not shown for financial reporting purposes. The value of loaned securities and related collateral outstanding at April 30, 2023 are shown in each Fund’s Schedule of Investments.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements, except as follows:

On or about June 22, 2023, Fund shareholders of record as of June 1, 2023, received a proxy statement related to a special meeting of shareholders to be held on July 14, 2023, called by the Board for the purpose of asking Fund shareholders to vote on proposals to (i) elect new independent trustees to the Board, (ii) approve a new investment sub-advisory agreement between Cambria and Toroso Investments, LLC, and (iii) approve a manager of managers arrangement that would grant Cambria, subject to prior approval by the Board, greater flexibility to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of a Fund’s shareholders.

88	www.cambriafunds.com

Cambria ETF Trust	Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of Cambria ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambria ETF Trust comprising the funds listed below (the “Funds”) as of April 30, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF, Cambria Emerging Shareholder Yield ETF and Cambria Tail Risk ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021, 2020 and 2019
Cambria Trinity ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022, 2021 and 2020, and for the period from September 7, 2018 (commencement of operations) through April 30, 2019

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Annual Report | April 30, 2023	89

Cambria ETF Trust	Report of Independent Registered Public Accounting Firm

Cambria Cannabis ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023, 2022 and 2021, and for the period from July 24, 2019 (commencement of operations) through April 30, 2020
Cambria Global Real Estate ETF	For the year ended April 30, 2023	For the years ended April 30, 2023 and 2022	For the years ended April 30, 2023 and 2022, and for the period from September 23, 2020 (commencement of operations) through April 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 29, 2023

90	www.cambriafunds.com

Cambria ETF Trust	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management and brokerage fees. It is important for you to understand the impact of these costs on your investment returns. Shareholder may incur brokerage commissions on their purchase and sales of Fund Shares, which are not reflected in the examples below.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples do not reflect any brokerage commissions that you may pay on purchases and sales of Shares. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2022 to April 30, 2023).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During period November 1, 2022 - April 30, 2023(b)
Cambria Shareholder Yield ETF
Actual	$1,000.00	$1,003.10	0.59%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Cambria Foreign Shareholder Yield ETF
Actual	$1,000.00	$856.90	0.59%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Cambria Global Value ETF
Actual	$1,000.00	$889.60	0.71%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	0.71%	$3.62

Cambria Global Momentum ETF
Actual	$1,000.00	$925.50	0.59%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Annual Report | April 30, 2023	91

Cambria ETF Trust	Disclosure of Fund Expenses

April 30, 2023 (Unaudited)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expense Ratio(a)	Expenses Paid During period November 1, 2022 - April 30, 2023(b)
Cambria Global Asset Allocation ETF
Actual	$1,000.00	$924.00	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	–%	$–

Cambria Value and Momentum ETF
Actual	$1,000.00	$1,071.10	0.63%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	0.63%	$3.21

Cambria Global Tail Risk ETF
Actual	$1,000.00	$1,000.00	0.59%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Cambria Emerging Shareholder Yield ETF
Actual	$1,000.00	$860.60	0.65%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

Cambria Tail Risk ETF
Actual	$1,000.00	$921.10	0.59%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

Cambria Trinity ETF
Actual	$1,000.00	$941.20	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,025.21	–%	$–

Cambria Cannabis ETF
Actual	$1,000.00	$764.30	0.42%	$1.87
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	0.42%	$2.14

Cambria Global Real Estate ETF
Actual	$1,000.00	$861.80	0.59%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	0.59%	$3.01

92	www.cambriafunds.com

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations

April 30, 2023 (Unaudited)

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended a meeting held on March 7, 2023 (the “Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Agreement”) between Cambria Investment Management, L.P. (“Cambria”) and the Trust, with respect to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf relating to the Funds. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered the evaluation process of Cambria to be ongoing and, in this regard, the Board considered information about Cambria derived from prior meetings of the Board concerning Cambria’s performance and services with respect to the Funds as part of the 15(c) review process. At the Meeting, the Board considered: (1) the nature, extent and quality of the services to be provided to the Funds by Cambria; (2) the investment performance of Cambria with respect to each Fund; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with each Fund; (4) the advisory fee and total expense ratio of each Fund as compared to its relevant peer group of funds (each, a “Peer Group”); (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) any other financial benefits (such as soft dollars, if any) to be derived by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; (8) Cambria’s investment management personnel; (9) Cambria’s operations and financial condition; (10) Cambria’s compliance program; and (11) other factors the Board deemed relevant.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Agreement, and the conclusions made by the Board at the Meeting when determining to approve the Agreement on behalf of the Funds.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to the Funds. In particular, the Board considered Cambria’s responsibilities under the terms of the Agreement, recognizing that Cambria had invested significant time and effort in structuring the Trust, developing the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to each Fund, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by Cambria.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods ended January 31, 2023. In this regard, among other things, the Board considered reports comparing each Fund’s total returns to the total returns of the Fund’s Peer Group and its benchmark index. Representatives from Cambria provided information regarding and led discussions of factors impacting the performance of each Fund, outlining current market conditions and explaining their expectations and strategies for the future.

Cambria Shareholder Yield ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P 500, its benchmark index, for the since inception, 12- and three-month periods. Primary drivers of the Fund’s outperformance for the 12- and three-month periods, relative to its benchmark, were an overweight allocation to the Materials sector and security selection within the Consumer Discretionary sector. The Board further noted that the Fund outperformed all of the funds in its Peer Group during all three periods.

Cambria Foreign Shareholder Yield ETF: The Board considered that the Fund outperformed, before fees and expenses, the MSCI EAFE Index, its benchmark index, for the since inception, 12- and three-month periods. Primary drivers of the Fund’s outperformance during the three-month period, relative to its benchmark, were its allocation to Canada, overweight allocation and security selection in Hong Kong, and security selection and currency exposure in Japan. The Fund’s security selection in Japan and Sweden, as well as its allocation to Canada, drove outperformance relative to its benchmark index for the 12-month period. The Board further noted that the Fund outperformed all of the funds in its Peer Group during all three periods, except the Fund slightly underperformed one of its three peer funds during the most recent three-month period.

Cambria Global Value ETF: The Board considered that the Fund outperformed, before fees and expenses, the MSCI ACWI Total Return Index, its benchmark index, for the three-month and 12-month periods, but the Fund significantly underperformed the same benchmark for the since inception period. Primary drivers of the Fund’s outperformance during the three-month period were overweight allocations to Poland and Turkey and currency exposure to Poland and Chile relative to its benchmark. The Fund’s overweight allocation to Turkey, underweight allocation to the United States, and security selection in Singapore, relative to its benchmark, drove Fund performance for the 12-month period. The Board further noted that the Fund outperformed all of the funds in its Peer Group for the three- and 12-month periods, but the Fund’s performance significantly lagged behind the performance of all funds in the Peer Group for the since inception period.

Annual Report | April 30, 2023	93

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations

April 30, 2023 (Unaudited)

Cambria Global Momentum ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the 12-month period but underperformed the same benchmark for the three-month and since inception periods. A primary driver of the Fund’s outperformance of its benchmark during the 12-month period was an overweight allocation to the global Energy sector and its exposure to VAMO. The Fund’s exposure to Energy futures contributed to its underperformance for the three-month period. The Board further noted that the Fund generally performed within the high range of its Peer Group for the since inception period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the three- and 12-month periods.

Cambria Global Asset Allocation ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the three- and 12-month periods, but the Fund underperformed the same benchmark for the since inception period. The primary driver of the Fund’s positive performance during the three-month period relative to its benchmark index was the Fund’s exposure to developed and emerging market equities; whereas, the Fund’s exposure to emerging market equities and global fixed income harmed the Fund’s relative performance over the 12-month period. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the 12-month period.

Cambria Value and Momentum ETF: The Board considered that the Fund significantly outperformed, before fees and expenses, the S&P 500, its benchmark index, for the three- and 12-month periods, but the Fund significantly underperformed the same benchmark for the since inception period. The primary driver of the Fund’s outperformance during the three- and 12-month periods was the Fund’s hedge against the S&P 500. The Board further noted that the Fund performed within the range of its Peer Group for the since inception period, slightly underperformed on a relative basis during the three-month period, and significantly outperformed all of the funds in its Peer Group for the 12-month period.

Cambria Global Tail Risk ETF: The Board considered that the Fund, which changed its objective and strategy on March 15, 2021, significantly underperformed, before fees and expenses, a blended benchmark of the FTSE/Citi World Government Bond Index and the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged for the three-, 12-month, and since inception periods. The primary drivers of the Fund’s underperformance during the three-month period were the Fund’s put options on the MSCI EAFE and EMSI Emerging Markets Indices, each of which posted positive returns for the period. The primary driver of the Fund’s underperformance during the 12-month period was the Fund’s allocation to global bonds. The Board further noted that the Fund generally performed within the range of its Peer Group for each period. The Board also considered that the Fund changed its investment objective and principal strategy within the past three years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Cambria Emerging Shareholder Yield ETF: The Board considered that the Fund significantly outperformed, before fees and expenses, the MSCI Emerging Markets Total Return Index, its benchmark index, for the 12-month and since inception periods but slightly underperformed its benchmark for the three-month period. The primary drivers of the Fund’s underperformance during the three-month period, relative to its benchmark, was security selection and allocation within China as well as security selection and currency exposure to South Korea. The primary drivers of the Fund’s outperformance during the 12-month period, relative to its benchmark, was security selection in China and South Africa and an overweight allocation to Turkey and South Africa. The Board further noted that the Fund significantly outperformed its Peer Group for the since inception period, and the Fund’s performance was within the range of its Peer Group for the three- and 12-month periods.

Cambria Tail Risk ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged, its benchmark index, for the three-, 12-month, and since inception periods. The Fund’s allocation to put options on the S&P 500, which had positive performance during the quarter, was the primary driver of the Fund’s underperformance for the three-month period. The core drivers of the Fund’s negative performance during the 12-month period were U.S. Treasuries. The Board further noted that the Fund generally performed within the range of its Peer Group for the since inception period, but the Fund’s performance exceeded the performance of all funds in its Peer Group for the three- and 12-month periods.

Cambria Trinity ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the 12-month period, but the Fund underperformed the same benchmark for the three-month and since inception periods. The primary drivers of the Fund’s negative performance during the three-month period were international developed, emerging and US equities and emerging markets fixed income securities. The Fund’s exposure to VAMO, through which the Fund hedged its exposure to the S&P 500, contributed to the Fund’s relative outperformance of its benchmark index during the 12-month period. The Board further noted that the Fund exceeded the performance of all funds in its Peer Group for the 12-month period, underperformed all funds in its Peer Group for the three-month period, and performed within the range of its Peer Group for the since inception period.

Cambria Cannabis ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P 500, its benchmark index, for the three-, 12-month and since inception periods. The primary driver of the Fund’s underperformance during the three- and 12-month periods can be attributed to the general underperformance of the cannabis industry relative to the benchmark. The Board further noted that the Fund outperformed all of the funds in its Peer Group during all three periods.

94	www.cambriafunds.com

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations

April 30, 2023 (Unaudited)

Cambria Global Real Estate ETF: The Board considered that the Fund outperformed, before fees and expenses, the FTSE EPRA Nareit Global REITs Total Return Index, its benchmark index, for the 12-month period, but the Fund underperformed the same benchmark for the three-month and since inception periods. For the three-month period, positive returns were driven primarily by the Fund’s exposure to the United States and Turkey and the Retail and Diversified REITs categories. For the 12-month period, negative returns were driven primarily by the Fund’s exposure to the United States and Canada and the Office and Diversified REITs categories. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, and the Fund’s performance exceeded the performance of all funds in the Peer Group for the 12-month period. The Board also considered that the Fund commenced operations on September 24, 2020, and thus had been operating for less than three years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

The Trustees determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or Peer Group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Cambria to improve the Fund’s performance. The Board also considered each Fund’s portfolio turnover rate. In addition, the Board discussed and considered the performance track record, investment experience, professional background and qualifications of Mebane Faber, the Funds’ portfolio manager. Based on this information, the Board concluded that it was satisfied with the investment results that Cambria had been able to achieve for each of the Funds.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services to be provided by Cambria. Because the Funds charge unitary advisory fees, the Board considered how the Funds’ total expense ratios compared to those of the funds in their Peer Group, noting how differences between fund strategies might impact fees. After comparing expense ratios, the Board noted that each Fund’s total expense ratio was generally consistent with the range of total expense ratios charged by its Peer Group funds or, with respect to the Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Asset Allocation ETF, Cambria Trinity ETF, and Cambria Global Real Estate ETF, where the Fund’s expense ratio was materially higher than the range of expense ratios of its Peer Group funds, the Trustees were satisfied by the reasons for the Funds’ higher expenses, including, but not limited to, significant differences between the investment strategies, portfolio holdings, or asset size of a Fund and its Peer Group funds. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios, as compared to those of their Peer Groups, and seek to ensure that the Funds remain competitive. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services to be rendered.

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with the services Cambria provides to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each Fund. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and meet their regulatory and compliance requirements as well as other expenses Cambria pays in accordance with the Agreement. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s profitability, with respect to each Fund, appeared reasonable in light of the services Cambria renders to the Funds.

Other Benefits. The Board then considered the extent to which Cambria derives or will derive ancillary benefits from a Fund’s operations. The Board discussed the potential benefits to Cambria resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board also reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Funds.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, some of which launched less than five years ago. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints in the future, as assets managed by each Fund grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement with respect to the Funds.

Annual Report | April 30, 2023	95

Cambria ETF Trust	Liquidity Risk Management Program

April 30, 2023 (Unaudited)

Pursuant to the requirements of Rule 22e-4 under the 1940 Act (the “Rule”), Cambria ETF Trust (the “Trust”), on behalf of each of its Funds, adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Rule seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Funds’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Funds. The Board has appointed Jonathan Keetz, the Chief Operating Officer of Cambria Investment Management L.P., the investment adviser to the Funds, to serve as the program administrator for each Fund’s Program (the “Program Administrator”).

At the December 6, 2022, quarterly meeting of the Board, the Trustees received a written report from the Program Administrator pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the year ended October 31, 2022. The report concluded that the Program remains adequately designed to assess and manage the Funds’ liquidity risk and continues to be adequately and effectively implemented to monitor and (as applicable) respond to any liquidity developments that impact the Funds. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that none of the Funds have been required to set a highly liquid investment minimum, and no Fund breached the 15% limitation on illiquid assets during the reporting period. In addition, the report indicated that no material changes have been made to the Program over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

96	www.cambriafunds.com

Cambria ETF Trust	Trustees and Officers

April 30, 2023 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with Trust, Term of Office, and Length of Time Served[2]	Principal Occupation During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE[3]
Mebane Faber YOB: 1977	Chairperson of the Board, Trustee, and President of the Trust since 2018; no set term	Co-Founder and Chief Investment Officer (2006 – present), Chief Executive Officer (2018 – present), Cambria Investment Management, L.P.	12	None
INDEPENDENT TRUSTEES
Dennis G. Schmal YOB: 1947	Trustee since 2013; no set term	Retired.	12	Trustee, AssetMark Mutual Funds (since 2007); Trustee, Wells Fargo GAI Hedge Funds (2007 – 2019); Director and Chairman, Owens Realty Mortgage Inc. (real estate) (2013 – 2019); Director, Blue Calypso (e-commerce) (2015 – 2018).
Michael Venuto YOB: 1977	Trustee since 2019; no set term	CIO, Toroso Investments, LLC (since 2012).	12	None

[1]	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 3300 Highland Avenue, Manhattan Beach, California 90266.
[2]	Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument.
[3]	Denotes Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Adviser.

Name, Address and Year of Birth[4]	Position(s) Held with Trust, Term of Office, and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years
OFFICERS[6]
Ryan Johanson YOB: 1982	Treasurer and Principal Financial Officer since Dec. 2021; no set term	Fund Controller (since 2016) and Financial Reporting Manager (2012 – 2016), ALPS Fund Services, Inc.
Jonathan Keetz YOB: 1988	Vice President since Nov. 2020; no set term	Chief Operating Officer (since Nov. 2020) and Vice President (2015 – 2020), Cambria Investment Management, L.P.
Douglas Tyre YOB: 1980	Chief Compliance Officer since May 2018; no set term	Senior Principal Consultant, ACA Group, Compliance (May 2022 – present); Compliance Director, Foreside Financial Group, LLC (April 2022 – May 2022); Compliance Director (2019 – 2022), Assistant Compliance Director (2018 – 2019) and Manager (2014 – 2017), Cipperman Compliance Services, LLC.

[4]	Unless otherwise noted, the business address of each Officer is Cambria ETF Trust, 3300 Highland Avenue, Manhattan Beach, California 90266.
[5]	Each Officer shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument.
[6]	Officers oversee 12 Funds in the Trust.

Annual Report | April 30, 2023	97

Cambria ETF Trust	Notice to Shareholders

April 30, 2023 (Unaudited)

In early 2023, if applicable, shareholders of record received information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

	Long-Term Capital Gain Distributions(1)	Dividend Received Deduction(2)	Qualified Dividend Income(3)	Foreign Taxes Paid(4)	Foreign Source Income(4)
Cambria Shareholder Yield ETF	$0.29	100.00%	100.00%	N/A	N/A
Cambria Foreign Shareholder Yield ETF	$0.00	0.00%	62.39%	$380,632	$6,164,680
Cambria Global Value ETF	$0.00	0.00%	44.04%	$583,401	$6,239,055
Cambria Global Momentum ETF	$0.00	27.94%	38.93%	N/A	N/A
Cambria Global Asset Allocation ETF	$0.14	4.01%	21.17%	N/A	N/A
Cambria Value and Momentum ETF	$0.00	100.00%	100.00%	N/A	N/A
Cambria Global Tail Risk ETF	$0.00	0.00%	0.00%	N/A	N/A
Cambria Emerging Shareholder Yield ETF	$0.37	0.00%	68.74%	$1,164,334	$9,240,179
Cambria Tail Risk ETF	$0.00	0.00%	0.00%	N/A	N/A
Cambria Cannabis ETF	$0.00	82.10%	100.00%	N/A	N/A
Cambria Trinity ETF	$0.34	10.82%	23.38%	N/A	N/A
Cambria Global Real Estate ETF	$0.00	0.00%	38.58%	N/A	N/A

(1)	Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the amounts above as long-term capital gain dividends
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions.
(3)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	Pursuant to Section 853(c) of the Internal Revenue Code, the Funds will designate the amounts as foreign taxes paid and foreign source income earned between May 1, 2022 and April 30, 2023.

The information reported herein may differ from the information and distributions taxable to the shareholders for the year ending April 30, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

98	www.cambriafunds.com

Cambria ETF Trust	Supplemental Information

April 30, 2023 (Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand. The data represented in the table below represents past performance and cannot be used to predict future results.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price One Year Total Return	Market Price, End of Period
Cambria Shareholder Yield ETF	-1.67%	$58.12
Cambria Foreign Shareholder Yield ETF	3.69%	25.33
Cambria Global Value ETF	7.40%	20.67
Cambria Global Momentum ETF	-8.94%	27.94
Cambria Global Asset Allocation ETF	-2.46%	26.96
Cambria Value and Momentum ETF	-3.64%	24.62
Cambria Global Tail Risk ETF	-8.19%	19.74
Cambria Emerging Shareholder Yield ETF	5.41%	29.18
Cambria Tail Risk ETF	-12.13%	14.60
Cambria Trinity ETF	-4.70%	24.82
Cambria Cannabis ETF	-35.84%	6.20
Cambria Global Real Estate ETF	-13.88%	24.56

FUND PROXY VOTING POLICIES & PROCEDURES

The Funds’ policies and procedures used to determine how to vote proxies relating to portfolio securities are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12–month period ended June 30, is also available without charge and upon request, by calling 855–ETF–INFO (383–4636) or accessing the Trust’s Forms N–PX on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Quarterly holdings as of the first and third fiscal quarters are available on the Funds’ website at www.cambriafunds.com. The Funds file complete schedules of their portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. Copies of the Funds’ Form N-PORT reports are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

PREMIUM/DISCOUNT INFORMATION

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the most recently completed calendar quarters since that year end (or the life of the Fund, if shorter) are available on the Funds’ website at www.cambriafunds.com.

Annual Report | April 30, 2023	99

Investment Adviser:
Cambria Investment Management, L.P.
3300 Highland Ave
Manhattan Beach, CA 90266

Distributor:
ALPS Distributors Inc.
1290 Broadway Suite 1000
Denver, CO 80203

Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio, 44115

This information must be preceded or accompanied by a current prospectus.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), herewith.

Item 3. Audit Committee Financial Expert.

(a) (1) The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert, Dennis G. Schmal, is an independent trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $179,500 and $175,875, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $24,000 and $24,000, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended April 30, 2023 and April 30, 2022, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e) (1)	The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees and services billed by the principal accountant for the fiscal year 2023 were $0.

(h)	During the past fiscal year, registrant’s principal accountant provided certain non-audit services to registrant's investment adviser or to entities controlling, controlled by, or under common control with registrant's investment adviser that provide ongoing services to registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by registrant's principal accountant to registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

(i)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Dennis Schmal and Michael Venuto.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed herewith as Ex99.13(a)(1)Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	None.

(a)(4)	None.

(b)	Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 10, 2023

By:	/s/ Ryan Johanson
Ryan Johanson
Principal Financial Officer

Date:	July 10, 2023